                                                                    EXHIBIT 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

In re:                                  )    Chapter 11
                                        )
PEREGRINE SYSTEMS, INC., et al.,(1)     )    Case NO. 02-12740 (JKF)
                                        )    (Jointly Administered)
                       Debtors.         )

              MONTHLY OPERATING REPORT FOR PEREGRINE SYSTEMS, INC.
                      FOR THE MONTH ENDED DECEMBER 31,2002

PACHULSKI, STANG, ZIEHL, YOUNG & JONES P.C.
Laura Davis Jones (Bar No. 2436)
Richard M. Pachulski (CA Bar No. 90073)
Jeremy V. Richards (CA Bar No. 102300)
Scotta E. McFarland (Bar No. 4184)
919 North Market Street, 16th Floor
P.O. Box 8705
Wilmington, Delaware 19899-8705 (Courier 19801)
Telephone: (302) 652-4100
Facsimile: (302) 652-4400

Counsel for the Debtors and
Debtors in Possession

February 27,2003

---------------------------------
(1) The Debtors are Peregrine Systems, Inc. and its direct wholly-owned subsidiary, Peregrine Remedy, Inc.

                                                                    DOCKET #1246
                                                                    DATE 2-27-03

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE
                       OFFICE OF THE US TRUSTEE a REGION 3

IN RE: PEREGRINE SYSTEMS, INC.                      CASE NO. 02-12740
                                           REPORTING PERIOD: 12/01/02-12/31/02

                            MONTHLY OPERATING REPORT
  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER
                                  END OF MONTH

Submit copy of report to any official committee appointed in the case

                                                                                                           EXPLANATION
                         REQUIRED DOCUMENTS                           FORM NO.     DOCUMENT ATTACHED         ATTACHED
------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                            MOR-1               X
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1                             See Attestation
                                                                      (CON'T)                            Letter
   Copies of bank statements                                                                             See Attestation
                                                                                                         Letter
   Cash disbursements journals                                                             X
Statement of Operations                                                MOR-2               X
Balance Sheet                                                          MOR-3               X
Status of Postpetition Taxes                                           MOR-4                             See Attestation
                                                                                                         Letter
   Copies of IRS Form 6123 or payment receipt                                                            None
   Copies of tax returns filed during reporting period                                                   None
Summary of Unpaid Postpetition Debts                                   MOR-4               X
   Listing of aged accounts payable                                                                      Available upon
                                                                                                         request
Accounts Receivable Reconciliation and Aging                           MOR-5               X
Debtor Questionnaire                                                   MOR-5               X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief, and may be subject to revision upon further verification.

_____________________________________       ____________________________________
Signature of Debtor                         Date


_____________________________________       ____________________________________
Signature of Joint Debtor                   Date


/s/ Ken Sexton                              2/26/03
_____________________________________       ____________________________________
Signature of Authorized Individual          Date


Ken Sexton                                  Chief Financial Officer
_____________________________________       ____________________________________
Printed Name of Authorized Individual       Title of Authorized Individual


* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Date of Monthly Operating Report: December 31, 2002

PEREGRINE SYSTEMS, INC. Case No. 02-12740-JKF

ATTESTATION:

1) Bank reconciliations for all of the accounts listed below have been performed for the month ended December 31, 2002.

                                                      BANK ACCOUNT
                                                      ------------
     ACCOUNT DESCRIPTION        BANK NAME                NUMBER           BALANCE PER BOOKS
     -------------------        ---------                ------           -----------------
Lockbox                      Bank of America           736-631-0021       $            0.00
Telco Lockbox                Bank of America           375-155-5694                    0.00
Third Party Account          Bank of America           123-310-2013              201,045.28
Checking                     Bank of America           123-310-3945           (1,896,627.51)
Operating Account A          Bank of America           123-310-4096              (75,729.24)
Litigation                   Bank of America           123-310-4850            3,200,000.00
IBM Escrow                   Bank of America           123-306-6938           27,000,000.00
Stock Options                Bank of America           123-363-4482                    0.00
Operating Account B          Bank of America           145-010-8273           10,491,475.28
Payroll                      Bank of America           145-090-8274               90,751.46
Money Market                 Bank of America              874289             150,000,000.00
Cigna Health Non-CA              Citibank                30490928                (84,421.88)
Cigna Health CA                  Citibank                30490936                    417.63
IBM Collateral                   Key Bank             40204230688340                   0.00
Stock Options              Salomon Smith Barney        6132003515765                   0.00
Foothill Sweep Account       Well Fargo Bank            4000052746                     0.00
A/R Financing                Well Fargo Bank            4905015277                     0.00
                                                                          -----------------
                                                                Total     $  188,926,911.02
                                                                          =================

2) All post-petition tax liabilities due and owing as of December 31, 2002 have been paid on a current basis.

I declare, under penalty of perjury, that the foregoing is true and correct to the best of my knowledge and belief, and may be subject to revision upon further verification. I have full authority to make the above representations on behalf of the Debtor.

Date: February 26, 2003

/s/ Ken Sexton
--------------------------
Ken Sexton
Chief Financial Officer
Peregrine Systems, Inc.

In re: Peregrine Systems, Inc.              Case No. 02-12740(JKF)
                                            Reporting Period: 12/1/02 - 12/31/02

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                                                                 BANK ACCOUNTS
                                      ----------------------------------------------------------------------------------------------
                                      BANK OF AMERICA    BANK OF AMERICA        SALOMON        BANK OF AMERICA    BANK OF AMERICA
                                       OPER. ACCT. A      OPER. ACCT. B      STOCK OPTIONS         PAYROLL           LITIGATION
                                       #1233-1-04096      #1450-1-08273      #6132003515765     #1450-9-08274       #1233104850
                                      ----------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                   (75,729.24)     216,754,223.62          0.00             (47,455.31)      3,200,000.00

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE (1)                (7,338,338.94)       3,119,937.64
CASH FROM DEBTOR FINANCING-BMC                  0.00
NET ADVANCES - FOOTHILL REVOLVER
SALE OF ASSETS (2)                                          5,018,188.00
OTHER (ATTACH LIST)                             0.00
TRANSFERS (FROM DIP ACCTS)             60,255,164.52      599,255,285.54                         4,480,657.28
RECEIPT FROM NON-DEBTOR SUBSIDIARY                            254,513.57
TRANSFERS FROM DEBTOR AFFILIATE
    TOTAL RECEIPTS                     52,916,825.58      607,647,924.75          0.00           4,480,657.28               0.00

DISBURSEMENTS
NET PAYROLL                                                                                     (2,956,418.19)
PAYROLL TAXES                                                                                   (1,385,386.83)
SALES, USE & OTHER TAXES                  (41,800.62)         (22,000.00)
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE                         (8,800,023.77)      (2,280,917.61)                             (645.49)
SELLING                                         0.00
OTHER (ATTACH LIST)                                                 0.00
LOAN REPAYMENT - FOOTHILL
LOAN REPAYMENT - BMC
LOAN REPAYMENT - FACTOR BANKS         (43,566,996.41)
PRE-PETITION EXPENSES*
TRANSFERS (TO DIP ACCTS)                 (508,004.78)    (811,607,755.48)                                0.00
TRANSFERS TO DEBTOR AFFILIATE                   0.00
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS                   (52,916,825.58)    (813,910,673.09)         0.00          (4,342,450.51)              0.00

NET CASH FLOW                                   0.00     (206,262,748.34)         0.00             138,206.77               0.00

CASH - END OF MONTH (3)                   (75,729.24)      10,491,475.28          0.00              90,751.46       3,200,000.00

                                                                       BANK ACCOUNTS
                                        ---------------------------------------------------------------------------
                                        BANK OF AMERICA     BANK OF AMERICA    BANK OF AMERICA     BANK OF AMERICA
                                           CHECKING          MONEY MARKET       3RD PARTY ACCT     CHICAGO LOCKBOX
                                          #1233103945           #874289          #1233102013         #7366310021
                                        ---------------------------------------------------------------------------
CASH BEGINNING OF MONTH                  (1,582,699.89)                0.00       200,811.38                 0.00

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE (1)                                                                              6,100,854.55
CASH FROM DEBTOR FINANCING-BMC
NET ADVANCES - FOOTHILL REVOLVER
SALE OF ASSETS (2)
OTHER (ATTACH LIST)                                              132,275.00           233.90
TRANSFERS (FROM DIP ACCTS)                4,870,996.06       742,000,000.00                                  0.00
RECEIPT FROM NON-DEBTOR SUBSIDIARY
TRANSFERS FROM DEBTOR AFFILIATE
    TOTAL RECEIPTS                        4,870,996.06       742,132,275.00           233.90         6,100,854.55

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES                 (1,295,751.19)
INVENTORY PURCHASES                         (16,240.05)
SECURED/RENTAL/LEASES                      (848,915.68)
INSURANCE
ADMINISTRATIVE                           (2,729,535.27)
SELLING                                    (161,033.87)
OTHER (ATTACH LIST)
LOAN REPAYMENT - FOOTHILL
LOAN REPAYMENT - BMC
LOAN REPAYMENT - FACTOR BANKS
PRE-PETITION EXPENSES*
TRANSFERS (TO DIP ACCTS)                          0.00      (592,132,275.00)                        (6,100,854.55)
TRANSFERS TO DEBTOR AFFILIATE
PROFESSIONAL FEES                          (115,697.62)
U.S. TRUSTEE QUARTERLY FEES                 (17,750.00)
COURT COSTS
TOTAL DISBURSEMENTS                      (5,184,923.68)     (592,132,275.00)            0.00        (6,100,854.55)

NET CASH FLOW                              (313,927.62)      150,000,000.00           233.90               0.00

CASH - END OF MONTH (3)                  (1,896,627.51)      150,000,000.00       201,045.28               0.00

                                                   BANK ACCOUNTS
                                         ----------------------------------
                                          CITIBANK              CITIBANK
                                         CIGNA - CA          CIGNA - NON-CA
                                         #30490936             #30490928
                                         ----------------------------------
CASH BEGINNING OF MONTH                   39,267.81             59,982.31

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE (1)
CASH FROM DEBTOR FINANCING-BMC
NET ADVANCES - FOOTHILL REVOLVER
SALE OF ASSETS (2)
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)               355,511.25            152,493.53
RECEIPT FROM NON-DEBTOR SUBSIDIARY
TRANSFERS FROM DEBTOR AFFILIATE
    TOTAL RECEIPTS                       355,511.25            152,493.53

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE                               (394,361.43)          (296,897.72)
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
LOAN REPAYMENT - FOOTHILL
LOAN REPAYMENT - BMC
LOAN REPAYMENT - FACTOR BANKS
PRE-PETITION EXPENSES*
TRANSFERS (TO DIP ACCTS)
TRANSFERS TO DEBTOR AFFILIATE
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS                     (394,361.43)          (296,897.72)

NET CASH FLOW                            (38,850.18)          (144,404.19)

CASH - END OF MONTH (3)                      417.63            (84,421.88)

DISBURSEMENTS FOR CALCULATING TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL
  COLUMN)
TOTAL DISBURSEMENTS
    LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
    PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

NOTES:

(1) NEGATIVE DECEMBER ACTIVITY REPRESENTS REPAYMENTS TO ASSET PURCHASER OF REMEDY, INC. FOR ACCOUNTS RECEIVABLE COLLECTIONS INADVERTENTLY REMITTED TO REMEDY LOCKBOXES SUBSEQUENT TO EFFECTIVE DATE OF ASSET SALE.

(2) DECEMBER ACTIVITY INCLUDES CASH PROCEEDS OF APPROXIMATELY $2.5 MILLION FROM SALES OF TELCO BUSINESS UNIT AND OTHER WHOLLY-OWNED SUBSIDIARIES, AND ADDITIONAL PROCEEDS OF APPROXIMATELY $2.5 MILLION FROM THE SALE OF THE XOL PRODUCT SET.

(3) AN ESCROW ACCOUNT AT JP MORGAN WAS ESTABLISHED CONCURRENTLY WITH THE CLOSING OF THE REMEDY SALE TRANSACTION. $10 MILLION OF THE PURCHASE PRICE WENT DIRECTLY INTO THIS ACCOUNT AND WILL REMAIN IN ESCROW PENDING DETERMINATION OF OF FINAL PURCHASE PRICE ADJUSTMENTS. THIS PART OF THE PURCHASE PRICE WAS EXCLUDED FROM PROCEEDS OF ASSET SALES REPORTED ON REMEDY'S MOR-1. FUTURE PROCEEDS FROM THIS ACCOUNT, IF ANY, WILL BE REFLECTED UPON RECEIPT.

                               MOR-1 December 2002

In re: Peregrine Systems, Inc.              Case No. 02-12740(JKF)
                                            Reporting Period: 12/1/02 - 12/31/02

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                                                            BANK ACCOUNTS
                                 ---------------------------------------------------------------------------------------------------
                                 BANK OF AMERICA      KEY BANK     BANK OF AMERICA  BANK OF AMERICA    WELLS FARGO      WELLS FAGRO
                                   OPTIONS ACCT    BM COLLATERAL   IBM COLLECTIONS  TELCO LOCKBOX    FOOTHILL LOCKBOX  A/R FINANCIAL
                                   #1233634482    #40204230688340    #1233066938    #01-3751555694     #4000-052746     #4905-15277
                                 ---------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                0.00               0.00      27,000,000.00          0.00          0.00            952,712,84

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE (1)                                                               69,443.15
CASH FROM DEBTOR FINANCING-BMC
NET ADVANCES-FOOTHILL REVOLVER
SALE OF ASSETS (2)
OTHER (ATTACH LIST)                                   1,100.72
TRANSFERS (FROM DIP ACCTS)                                                               937.62
RECEIPT FROM NON-DEBTOR
SUBSIDIARY
TRANSFERS FROM DEBTOR AFFILIATE
    TOTAL RECEIPTS                     0.00           1,100.72               0.00     70,380.77          0.00                  0.00

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE                                       (1,100.72)                         (937.62)
SELLING
OTHER (ATTACH LIST)                                                                                                            0.00
LOAN REPAYMENT - FOOTHILL
LOAN REPAYMENT - BMC
LOAN REPAYMENT - FACTOR BANKS
PRE-PETITION EXPENSES*
TRANSFERS (TO DIP ACCTS)                                                             (69,443.15)                         952,712,84
TRANSFERS TO DEBTOR AFFILIATE
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS                    0.00          (1,100.72)              0.00    (70,380.77)         0.00           (952,712,84)

NET CASH FLOW                          0.00               0.00               0.00          0.00          0.00           (952,712,84)

CASH - END OF MONTH (3)                0.00               0.00      27,000,000.00          0.00          0.00                  0.00

                                             CURRENT
                                       ------------------   LESS: PAYMENTS
                                             BEFORE          ON BEHALF OF          CURRENT               CUMULATIVE
                                             REMEDY           PEREGRINE             MONTH                    TO
                                           ADJUSTMENT          REMEDY (4)           ACTUAL                  DATE
                                       ------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                   246,501,113.52                          246,501,113.52         4,776,667.00
RECEIPTS
CASH SALES                                          0.00                                    0.00
ACCOUNTS RECEIVABLE (1)                     1,951,896.40                            1,951,896.40        31,430,253.86
CASH FROM DEBTOR FINANCING-BMC                      0.00                                    0.00        54,013,791.00
NET ADVANCES - FOOTHILL REVOLVER                    0.00                                    0.00         2,144,024.01
SALE OF ASSETS (2)                          5,018,188.00                            5,018,188.00         5,018,188.00
OTHER (ATTACH LIST)                           133,609.62                              133,609.62           897,203.11
TRANSFERS (FROM DIP ACCTS)              1,411,371,045.80                        1,411,371,045.80     1,493,480,495.75
RECEIPT FROM NON-DEBTOR SUBSIDIARY            254,513.57                                                         0.00
TRANSFERS FROM DEBTOR AFFILIATE                     0.00                                    0.00       298,513,791.00
    TOTAL RECEIPTS                      1,418,729,253.39                        1,418,729,253.39     1,885,752,260.30

DISBURSEMENTS
NET PAYROLL                                (2,956,418.19)       76,305.73          (2,880,112.46)      (12,095,037.91)
PAYROLL TAXES                              (1,385,386.83)       44,296.33          (1,341,090.50)       (6,017,710.02)
SALES, USE & OTHER TAXES                   (1,359,551.81)                          (1,359,551.81)       (1,872,336.60)
INVENTORY PURCHASES                           (16,240.05)                             (16,240.05)         (114,973.67)
SECURED/RENTAL/LEASES                        (848,915.68)                            (848,915.68)       (4,322,484.56)
INSURANCE                                    (691,259.15)                            (691,259.15)       (2,494,378.52)
ADMINISTRATIVE                            (13,813,160.48)                         (13,813,160.48)      (28,531,942.01)
SELLING                                      (161,033.87)                            (161,033.87)         (294,194.86)
OTHER (ATTACH LIST)                                 0.00                                    0.00        (4,398,867.83)
LOAN REPAYMENT - FOOTHILL                           0.00                                    0.00       (35,117,481.69)
LOAN REPAYMENT - BMC                                0.00                                    0.00       (54,013,791.00)
LOAN REPAYMENT - FACTOR BANKS             (43,566,996.41)                         (43,566,996.41)      (43,566,996.41)
PRE-PETITION EXPENSES*                              0.00                                    0.00        (1,650,181.06)
TRANSFERS (TO DIP ACCTS)               (1,411,371,045.80)                      (1,411,371,045.80)   (1,493,480,495.75)
TRANSFERS TO DEBTOR AFFILIATE                       0.00                                    0.00          (400,000.00)
PROFESSIONAL FEES                            (115,697.62)                            (115,697.62)         (115,697.62)
U.S. TRUSTEE QUARTERLY FEES                   (17,750.00)                             (17,750.00)          (18,000.00)
COURT COSTS                                         0.00                                    0.00                 0.00
TOTAL DISBURSEMENTS                    (1,476,303,455.89)      120,602.06      (1,476,182,853.83)   (1,688,504,569.51)

NET CASH FLOW                             (57,574,202.50)      120,602.06         (57,453,600.44)      197,247,690.79

CASH - END OF MONTH (3)                   188,926,911.02

DISBURSEMENTS FOR CALCULATING TRUSTEE QUARTERLY
  FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                             1,476,182.853.83
    LESS: TRANSFERS TO DEBTOR IN POSSESSION
           ACCOUNTS                                                            (1,411,371,045.80)
    PLUS: ESTATE DISBURSEMENTS MADE BY
           OUTSIDE SOURCES
           (i.e. from escrow accounts)                                                      0.00
TOTAL DISBURSEMENTS FOR CALCULATING
 U.S. TRUSTEE QUARTERLY FEES                                                       64,811,808.03

NOTES:

SEE NOTES 1-3 ON PAGE 1.

(4) DUE TO CENTRALIZED PAYROLL PROCESSING, DISBURSEMENTS FOR THIS DEBTOR AFFILIATE ARE MADE BY DEBTOR. FOR PURPOSES OF CALCULATING DEBTOR'S DISBURSEMENTS, THESE PAYMENTS ARE EXCLUDED. THEY ARE INCLUDED IN DISBURSEMENT CALCULATIONS FOR PEREGRINE REMEDY, INC.

                               MOR-1 December 2002

                             PEREGRINE SYSTEMS, INC.
                             CASE NO. 02-12740 (JKF)
                            SUMMARY OF DISBURSEMENTS
                              12/1/2002-12/31/2002

WIRE TRANSFERS:
        B OF A OPERATING ACCOUNT A (#1233-1-04096):                 52,916,825.58
        B OF A OPERATING ACCOUNT B (#1450-1-08273):                813,910,673.09
        B OF A PAYROLL ACCOUNT (#1450-9-08274):                      4,342,450.51
        B OF A CHECKING ACCOUNT (#1233103945)                                0.00
        B OF A TELCO LOCKBOX ACCOUNT (#01-3751555694)                   70,380.77
        B OF A CHICAGO LOCKBOX ACCOUNT (#7366310021)                 6,100,854.55
        B OF A MONEY MARKET (#874289)                              592,132,275.00
        WELLS FARGO A/R FINANCING ACCOUNT (#490-5015277)               952,712.84
        KEY BANK IBM COLLATERAL A/C                                      1,100.72
                                                                -----------------
TOTAL PAYMENTS BY WIRE (INCLUDING PAYROLL TRANSFERS)             1,470,427,273.06

PAYMENTS BY CHECK:
        B OF A CHECKING ACCOUNT (#1233103945)                        5,184,923.68
        Citibank Cigna-CA Account (#30490936)                          394,361.43
        Citibank Cigna-Non-CA Account (#30490928)                      296,897.72
                                                                -----------------
TOTAL PAYMENTS BY CHECK                                              5,876,182.83
                                                                -----------------
TOTAL OF ALL DISBURSEMENTS AND TRANSFERS                        $1,476,303,455.89
                                                                =================

                                 MOR-1 December

                             PEREGRINE SYSTEMS, INC.
                             CASE NO. 02-12740 (JKF)
                              PAYMENTS MADE BY WIRE
                              12/1/2002-12/31/2002

      Date                 Payee                          Description                       Amount             MOR-1 Category
B OF A OPERATING ACCOUNT A (#1233-1-04096):

   12/3/2002    Putnam 401K Funding 12/03        Administrative                             157,760.99     Administrative
   12/3/2002    Profitline Wire 12/03            Administrative                             189,547.02     Administrative
   12/3/2002    Software Support                 Administrative                              58,018.73     Administrative
   12/6/2002    Inovis                           Administrative                             177,882.87     Administrative
   12/6/2002    SVB 12/06                        Administrative                             275,308.75     Administrative
   12/6/2002    BMC Software                     Remit Cash Collected on Sold A/R         2,903,571.06     Other
   12/9/2002    Putnam 401K Funding 12/09        Administrative                              63,892.48     Administrative
  12/11/2002    Profitline Wire 12/11            Administrative                              52,115.58     Administrative
  12/12/2002    Putnam 401K Funding 12/12        Administrative                               1,147.96     Administrative
  12/13/2002    BMC Software                     Remit Cash Collected on Sold A/R         1,101,405.34     Other
  12/17/2002    Profitline Wire 12/17            Administrative                              50,227.24     Administrative
  12/18/2002    Putnam 401k Funding 12/18        Administrative                              52,774.27     Administrative
  12/18/2002    BMC Software                     Remit Cash Collected on Sold A/R         1,792,756.77     Other
  12/20/2002    Texas State Comptroller 12/20    Sales, Use & Other Taxes                    23,240.26     Sales, Use & Other Taxes
  12/20/2002    Ohio Sales & Use 12/20           Sales, Use & Other Taxes                    16,529.85     Sales, Use & Other Taxes
  12/20/2002    Pennsylvania Sales Tax 12/20     Sales, Use & Other Taxes                     2,030.51     Sales, Use & Other Taxes
  12/20/2002    Profitline Wire 12/20            Administrative                             267,058.15     Administrative
  12/23/2002    IBM 12/23                        Administrative                           1,236,178.31     Administrative
  12/23/2002    Fleet Foreign Funding 12/23      Administrative                             303,777.75     Administrative
  12/26/2002    BMC Software                     Remit Cash Collected on Sold A/R         1,220,095.77     Other
  12/30/2002    CSFB 12/30                       Administrative                           5,825,664.26     Administrative
  12/30/2002    BMC Software                     Remit Cash Collected on Sold A/R           320,510.00     Other
  12/31/2002    SVB 12/31                        Loan Repayments                          4,134,092.94     Loan Repayments
  12/31/2002    Wells Fargo 12/31                Loan Repayments                          6,305,527.03     Loan Repayments
  12/31/2002    Fleet Business Credit 12/31      Loan Repayments                         33,127,376.44     Loan Repayments
  12/31/2002    Profitline Wire 12/31            Administrative                              88,669.41     Administrative
                                                                                       ---------------
SUBTOTAL - DISBURSEMENTS                                                                 59,747,159.74

LESS: PAYMENTS TO BMC THAT ARE
 RETURN OF CASH COLLECTED BY REMEDY (1)
   12/6/2002    BMC Software                     Remit Cash Collected on Sold A/R        (2,903,571.06)    Other
  12/13/2002    BMC Software                     Remit Cash Collected on Sold A/R        (1,101,405.34)    Other
  12/18/2002    BMC Software                     Remit Cash Collected on Sold A/R        (1,792,756.77)    Other
  12/26/2002    BMC Software                     Remit Cash Collected on Sold A/R        (1,220,095.77)    Other
  12/30/2002    BMC Software                     Remit Cash Collected on Sold A/R          (320,510.00)    Other
                                                                                       ---------------
                                                                                         (7,338,338.94)

NET DISBURSEMENTS                                                                      $ 52,408,820.80

Transfers:
   12/2/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                  35,183.72
   12/3/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                  21,861.95
   12/4/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                  27,161.67
   12/5/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                  21,432.58
   12/6/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                  24,131.84
   12/9/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                  10,553.11
  12/10/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                   7,636.11
  12/11/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                  24,182.60
  12/12/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                  15,414.26
  12/13/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                  15,315.81
  12/16/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                   3,359.08
  12/17/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                 169,621.41
  12/18/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                   9,505.27
  12/19/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                  29,359.30
  12/20/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                   5,486.37
  12/23/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                  17,324.79
  12/24/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                   6,954.93
  12/26/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                   7,156.83
  12/27/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                  12,226.88
  12/30/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                  12,553.50
  12/31/2002    Citibank CIGNA Accounts
                 (#030490936 and #30490928)                                                  31,582.77
                                                                                       ---------------
                SUBTOTAL - TRANSFERS TO CIGNA
                 ACCOUNTS                                                                   508,004.78

SUBTOTAL - TRANSFERS                                                                        508,004.78
                                                                                       ---------------
TOTAL DISBURSEMENTS AND TRANSFERS -
 B OF A OPERATING ACCT A                                                                 52,916,825.58
                                                                                       ===============

NOTE:
----------
(1) As this is just a reimbursement of monies inadvertently remitted to Remedy lockboxes subsequent to the asset sale, we excluded from disbursements totals and treated it as a reduction in accounts receivable collections. See page 1 of this MOR.

                               MOR-1 December 2002

                             PEREGRINE SYSTEMS, INC.
                             CASE NO. 02-12740 (JKF)
                              PAYMENTS MADE BY WIRE
                              12/1/2002-12/31/2002

      Date                 Payee                          Description                       Amount             MOR-1 Category
B OF A OPERATING ACCOUNT B (#1450-1-08273):

   12/2/2002    Merch. Fees BofA                 Merchant Fees                                  667.02     Administrative
  12/16/2002    Merch. Fees BofA                 Merchant Fees                                1,500.00     Administrative
  12/11/2002    Strictu Sensu SPRL               Vendor Payment                               1,082.81     Administrative
  12/11/2002    Alessandra Di Pofi               Translation Services                         3,477.86     Administrative
  12/12/2002    Guiseppe Nuzzolese               Translation Services                         3,477.86     Administrative
  12/12/2002    Barbara Lassandro                Translation Services                         3,477.86     Administrative
  12/18/2002    Peregrine Ireland                Reimburse for amounts paid to IBM        2,267,000.00     Administrative
  12/24/2002    Return Item Chargeback                                                          214.20     Administrative
  12/16/2002    Commonwealth of Pennsylvania     Sales, Use & Other Tax                      22,000.00     Sales, Use & Other Tax
  12/16/2002    Misc Fee 12/16                   Account Analysis Fee                            20.00     Administrative
                                                                                       ---------------
SUBTOTAL - DISBURSEMENTS                                                                  2,302,917.61

Transfers:
   12/2/2002    To B of A Checking #1233103945                                              660,187.19
   12/3/2002    To B of A Checking #1233103945                                              191,165.54
   12/4/2002    To B of A Checking #1233103945                                              247,497.26
   12/5/2002    To B of A Checking #1233103945                                              197,146.46
   12/6/2002    To B of A Checking #1233103945                                              165,909.65
   12/9/2002    To B of A Checking #1233103945                                              205,308.16
  12/10/2002    To B of A Checking #1233103945                                              226,586.22
  12/11/2002    To B of A Checking #1233103945                                               79,191.19
  12/12/2002    To B of A Checking #1233103945                                              118,069.89
  12/13/2002    To B of A Checking #1233103945                                               85,755.70
  12/16/2002    To B of A Checking #1233103945                                              440,310.29
  12/17/2002    To B of A Checking #1233103945                                               42,941.91
  12/18/2002    To B of A Checking #1233103945                                              106,671.37
  12/19/2002    To B of A Checking #1233103945                                              178,789.08
  12/20/2002    To B of A Checking #1233103945                                               56,227.42
  12/23/2002    To B of A Checking #1233103945                                              742,553.56
  12/24/2002    To B of A Checking #1233103945                                              141,332.55
  12/26/2002    To B of A Checking #1233103945                                              109,326.80
  12/27/2002    To B of A Checking #1233103945                                              433,242.83
  12/30/2002    To B of A Checking #1233103945                                              179,401.36
  12/31/2002    To B of A Checking #1233103945                                              263,381.63
                                                                                       ---------------
                SUBTOTAL - TRANSFERS TO B OF A
                 CHECKING                                                                 4,870,996.06

   12/2/2002    B of A Operating Acct A
                 #1233-1-04096                                                               35,183.72
   12/3/2002    B of A Operating Acct A
                 #1233-1-04096                                                              427,188.69
   12/4/2002    B of A Operating Acct A
                 #1233-1-04096                                                               27,161.67
   12/5/2002    B of A Operating Acct A
                 #1233-1-04096                                                               21,432.58
   12/6/2002    B of A Operating Acct A
                 #1233-1-04096                                                            3,380,894.52
   12/9/2002    B of A Operating Acct A
                 #1233-1-04096                                                               74,445.59
  12/10/2002    B of A Operating Acct A
                 #1233-1-04096                                                                7,636.11
  12/11/2002    B of A Operating Acct A
                 #1233-1-04096                                                               76,298.18
  12/12/2002    B of A Operating Acct A
                 #1233-1-04096                                                               16,562.22
  12/13/2002    B of A Operating Acct A
                 #1233-1-04096                                                            1,116,721.15
  12/16/2002    B of A Operating Acct A
                 #1233-1-04096                                                                3,359.08
  12/17/2002    B of A Operating Acct A
                 #1233-1-04096                                                              219,848.65
  12/18/2002    B of A Operating Acct A
                 #1233-1-04096                                                            1,855,036.31
  12/19/2002    B of A Operating Acct A
                 #1233-1-04096                                                               29,359.30
  12/20/2002    B of A Operating Acct A
                 #1233-1-04096                                                              314,345.14
  12/23/2002    B of A Operating Acct A
                 #1233-1-04096                                                            1,557,280.85
  12/24/2002    B of A Operating Acct A
                 #1233-1-04096                                                                6,954.93
  12/26/2002    B of A Operating Acct A
                 #1233-1-04096                                                            1,227,252.60
  12/27/2002    B of A Operating Acct A
                 #1233-1-04096                                                               12,226.88
  12/30/2002    B of A Operating Acct A
                 #1233-1-04096                                                            6,158,727.76
  12/31/2002    B of A Operating Acct A
                 #1233-1-04096                                                           43,687,248.59
                                                                                       ---------------
                SUBTOTAL - TRANSFERS TO B OF A
                 OPERATING ACCT A                                                        60,255,164.52

                               MOR-1 December 2002

                             PEREGRINE SYSTEMS, INC.
                             CASE NO. 02-12740 (JKF)
                              PAYMENTS MADE BY WIRE
                              12/1/2002-12/31/2002

      Date                  Payee                         Description                       Amount         MOR-1 Category
   12/2/2002    B of A Payroll Account #1450-9-08274                                         94,572.12
   12/3/2002    B of A Payroll Account #1450-9-08274                                         64,760.52
   12/4/2002    B of A Payroll Account #1450-9-08274                                         36,406.12
   12/5/2002    B of A Payroll Account #1450-9-08274                                         50,854.91
   12/6/2002    B of A Payroll Account #1450-9-08274                                         40,504.20
   12/9/2002    B of A Payroll Account #1450-9-08274                                         37,294.59
  12/10/2002    B of A Payroll Account #1450-9-08274                                         44,783.61
  12/11/2002    B of A Payroll Account #1450-9-08274                                      1,190,454.83
  12/12/2002    B of A Payroll Account #1450-9-08274                                        551,155.81
  12/13/2002    B of A Payroll Account #1450-9-08274                                         28,666.55
  12/16/2002    B of A Payroll Account #1450-9-08274                                          7,055.27
  12/17/2002    B of A Payroll Account #1450-9-08274                                         19,253.81
  12/18/2002    B of A Payroll Account #1450-9-08274                                          5,728.21
  12/19/2002    B of A Payroll Account #1450-9-08274                                          9,221.95
  12/20/2002    B of A Payroll Account #1450-9-08274                                         13,406.21
  12/23/2002    B of A Payroll Account #1450-9-08274                                        112,439.28
  12/24/2002    B of A Payroll Account #1450-9-08274                                         50,658.79
  12/26/2002    B of A Payroll Account #1450-9-08274                                         56,424.50
  12/27/2002    B of A Payroll Account #1450-9-08274                                      1,330,448.05
  12/30/2002    B of A Payroll Account #1450-9-08274                                        691,543.55
  12/31/2002    B of A Payroll Account #1450-9-08274                                         45,024.40
                                                                                       ---------------
                SUBTOTAL - TRANSFERS TO B OF A
                 PAYROLL ACCOUNT                                                          4,480,657.28

  12/26/2002    To B of A Telco Lockbox #01-3751555694                                          937.62

  12/11/2002    To B of A Money Market A/C #874289                                      204,000,000.00
  12/30/2002    To B of A Money Market A/C #874289                                      194,000,000.00
  12/31/2002    To B of A Money Market A/C #874289                                      194,000,000.00
  12/31/2002    To B of A Money Market A/C #874289                                      150,000,000.00
                                                                                       ---------------
                SUBTOTAL - TRANSFERS TO B OF A MONEY
                 MARKET ACCOUNT                                                         742,000,000.00

                                                                                       ---------------
SUBTOTAL - TRANSFERS                                                                    811,607,755.48

                                                                                       ---------------
TOTAL DISBURSEMENTS AND TRANSFERS -
 B OF A OPERATING ACCT B                                                                813,910,673.09
                                                                                       ===============

B OF A PAYROLL ACCOUNT (#1450-9-08274):

Disbursements:
Various         ProBusiness                               Fees                                  645.49     Administrative
  12/13/2002    See Payroll Reports at Exhibit 2          Payroll and taxes               1,846,501.03     Payroll
  12/20/2002    See Payroll Reports at Exhibit 2          Payroll and taxes                 207,421.58     Payroll
  12/31/2002    See Payroll Reports at Exhibit 2          Payroll and taxes               2,287,882.41     Payroll
                                                                                       ---------------
                SUBTOTAL - DISBURSEMENTS                                                  4,342,450.51
                                                                                       ---------------
TOTAL DISBURSEMENTS AND TRANSFERS -
 B OF A PAYROLL ACCOUNT                                                                   4,342,450.51
                                                                                       ===============
B OF A MONEY MARKET ACCOUNT (#874289)

Transfers:
   12/2/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                        204,125,970.00     Transfers From Invest A/C
   12/5/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                        194,000,000.00     Transfers From Invest A/C
   12/6/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                        194,006,305.00     Transfers From Invest A/C
                                                                                       ---------------
                SUBTOTAL - TRANSFERS TO B OF A
                 OPERATING ACCOUNT B                                                    592,132,275.00

                                                                                       ---------------
TOTAL DISBURSEMENTS AND TRANSFERS - B OF A
 MONEY MARKET ACCOUNT                                                                   592,132,275.00
                                                                                       ===============

                               MOR-1 December 2002

                             PEREGRINE SYSTEMS, INC.
                             CASE NO. 02-12740 (JKF)
                              PAYMENTS MADE BY WIRE
                              12/1/2002-12/31/2002

      Date               Payee                            Description                       Amount         MOR-1 Category
B OF A CHICAGO LOCKBOX ACCOUNT (#7366310021)

   12/2/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                            194,971.99
   12/3/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                            274,698.44
   12/4/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                          1,742,285.82
   12/5/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                            334,872.09
   12/6/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                             72,721.82
   12/9/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                            292,887.89
  12/10/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                             13,578.89
  12/11/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                             74,649.01
  12/12/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                             20,064.41
  12/13/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                             30,380.70
  12/16/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                            245,886.41
  12/17/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                            328,579.90
  12/18/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                            110,521.01
  12/19/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                            483,541.90
  12/20/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                            118,141.43
  12/23/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                            333,898.23
  12/24/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                             86,439.03
  12/26/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                             43,319.40
  12/27/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                             33,075.00
  12/30/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                            820,146.92
  12/31/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                            446,194.26
                                                                                       ---------------
TOTAL TRANSFERS - B OF A CHICAGO LOCKBOX ACCOUNT                                          6,100,854.55
                                                                                       ===============
WELLS FARGO A/R FINANCING ACCOUNT (#490-5015277)

Disbursements:                                                                                       -

Transfers:
   12/1/2002    To B of A Operating Acct B
                 (#1450-1-08273)                                                            952,712.84
                                                                                       ---------------

TOTAL DISBURSEMENTS AND TRANSFERS -
 WELLS FARGO A/R FINANCING ACCOUNT                                                          952,712.84
                                                                                       ===============
B OF A TELCO LOCKBOX ACCOUNT (#01-3751555694)

Disbursement: Bank Fees                                                                         937.62

Transfers:
   12/2/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                             40,329.00
   12/5/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                             25,250.00
   12/6/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                                466.00
  12/16/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                              3,114.54
  12/31/2002    To BofA Operating Acct B
                 (#1450-1-08273)                                                                283.61
                                                                                       ---------------
                SUBTOTAL - TRANSFERS TO B OF A
                 OPERATING ACCOUNT B                                                         69,443.15

                                                                                       ---------------
TOTAL DISBURSEMENTS AND TRANSFERS -
 B OF A TELCO LOCKBOX ACCOUNT                                                                70,380.77
                                                                                       ===============

                               MOR-1 December 2002

         CHECK REGISTER 12/01-12/31 BOFA CHECKING ACCOUNT #1233-1-03945

---------------------------------------------------------------------------------------------------------------------
CHECK            PAYMENT
NUMBER            DATE                          NAME                            DESCRIPTION             CHECK AMOUNT
---------------------------------------------------------------------------------------------------------------------
73042           12/6/2002     Wilson, Glenn                                Administrative                    102.39

73043           12/6/2002     Hedrick, James B                             Administrative                  2,664.99

73044           12/19/2002    Butler, Doran D.                             Administrative                  2,955.75

73045           12/19/2002    Hedrick, James B                             Administrative                    944.26

200947          12/2/2002     San Diego County Bar Association             Administrative                    125.00

200948          12/3/2002     HQ GLOBAL SUITES - ALPHARETTA                Secured/Rent/Leases            16,939.64

200949          12/4/2002     KPMG , LLP                                   Professional Fees              17,025.00

200950          12/4/2002     Kilroy Realty, LP                            Secured/Rent/Leases             1,143.13

200951          12/4/2002     Brent Prenzlow                               Administrative                     94.26

200952          12/4/2002     Christina Chang                              Administrative                    172.07

200953          12/4/2002     David Baron                                  Administrative                  2,439.56

200954          12/4/2002     David Roudebush                              Administrative                    524.67

200955          12/4/2002     Edward Chopskie                              Administrative                 14,479.62

200956          12/4/2002     Jay Noonan                                   Administrative                    566.42

200957          12/4/2002     Jennifer Edwards                             Administrative                     90.78

200958          12/4/2002     John Kelly                                   Administrative                    968.31

200959          12/4/2002     Karen Logan                                  Administrative                     91.12

200960          12/4/2002     Karen Malone                                 Administrative                     85.00

200961          12/4/2002     Kenneth Mellett                              Administrative                  2,914.33

200962          12/4/2002     Kevin Kish                                   Administrative                  1,636.85

200963          12/4/2002     Lindsey Ferguson                             Administrative                    104.72

200964          12/4/2002     Lisa Kahl                                    Administrative                     27.92

200965          12/4/2002     Mark Paradis                                 Administrative                    916.41

200966          12/4/2002     Max Gardner Jr.                              Administrative                  1,483.92

200967          12/4/2002     Michael Gosey                                Administrative                    369.13

200968          12/4/2002     Michael Roell                                Administrative                  2,533.53

200969          12/4/2002     Reginald Parks                               Administrative                    610.20

200970          12/4/2002     Robert Luddy                                 Administrative                    774.14

200971          12/4/2002     Sean Ryan                                    Administrative                     14.00

200972          12/4/2002     Stacey Holley                                Administrative                    222.00

200973          12/4/2002     Timothy Birchall                             Administrative                  1,573.71

200974          12/4/2002     Timothy Duffy                                Administrative                  1,223.18

200975          12/5/2002     ADT Security Services, Inc.                  Administrative                      7.17

200976          12/5/2002     Advanced Market Place, Inc.                  Selling                         2,712.57

200977          12/5/2002     Alltech, Inc.                                Administrative                  2,185.00

200978          12/5/2002     American Express                             Administrative                      0.00

200979          12/5/2002     American Express                             Administrative                  2,499.62

200980          12/5/2002     American Express                             Administrative                 21,197.90

200981          12/5/2002     Aramark                                      Administrative                  1,125.61

200982          12/5/2002     BMC Software, Inc.                           VOID                                0.00

200983          12/5/2002     BellSouth Communications                     Administrative                    116.99

200984          12/5/2002     Christine L. Hlavaty                         Administrative                  1,400.00

200985          12/5/2002     Colt Express Outsourcing Services, Inc.      Administrative                171,511.91

200986          12/5/2002     Compuware Corporation                        Administrative                  5,681.00

200987          12/5/2002     Debbie Moore                                 Administrative                  5,478.48

200988          12/5/2002     Deloitte & Touche LLP                        Professional Fees              13,810.00

200989          12/5/2002     Dhl Airways Inc.                             Administrative                    385.85

200990          12/5/2002     Division of Corporations                     Administrative                      9.00

200991          12/5/2002     Ed Buckley                                   Administrative                  7,619.57

200992          12/5/2002     Eric Fronk                                   Administrative                  4,800.00

200993          12/5/2002     Federal Express Corporation                  Administrative                  1,747.87

200994          12/5/2002     G.E. Capital                                 Secured/Rent/Leases            42,579.95

200995          12/5/2002     Gray Cary Ware & Freidenrich, Llp            Professional Fees               2,119.50

200996          12/5/2002     Intact Technology, Inc                       Administrative                 13,680.00

200997          12/5/2002     J & S Resources                              Administrative                  4,640.00

200998          12/5/2002     J. Gregory Kasun                             Administrative                  9,104.89

200999          12/5/2002     Kaiser Foundation Health Plan, Inc.          Administrative                 20,767.96

201000          12/5/2002     Kaufmann and Goble Associates Inc.           Administrative                  7,500.00

201001          12/5/2002     Kelly Staff Leasing, Inc.                    VOID                                0.00

201002          12/5/2002     Kelly Temporary Services, Inc.               Administrative                  7,447.25

201003          12/5/2002     Kevin Ortzman                                Administrative                 23,425.00

201004          12/5/2002     Kilroy Realty, LP                            Secured/Rent/Leases             5,750.00
-------------------------------------------------------------------------------------------------------------------

                              MOR-1 December 2002

         CHECK REGISTER 12/01-12/31 BOFA CHECKING ACCOUNT #1233-1-03945

---------------------------------------------------------------------------------------------------------------------
CHECK            PAYMENT
NUMBER            DATE                          NAME                            DESCRIPTION             CHECK AMOUNT
---------------------------------------------------------------------------------------------------------------------
201005          12/5/2002     MIchael Rawlings                             Administrative                  3,300.00

201006          12/5/2002     Mikkel Eggen                                 Administrative                  4,800.00

201007          12/5/2002     Moebius                                      Administrative                    201.78

201008          12/5/2002     Mulludee Schlitt                             Administrative                  2,750.00

201009          12/5/2002     Omnitronix, Inc.                             Inventory Purchases             9,839.66

201010          12/5/2002     Osprey Consulting                            Administrative                 19,129.38

201011          12/5/2002     Palomar Mountain Spring Water, Inc.          Administrative                  1,212.00

201012          12/5/2002     Patrick Murphy                               Administrative                  4,000.00

201013          12/5/2002     RMSLLC                                       Administrative                  2,520.00

201014          12/5/2002     Resources Connection, Corp.                  Administrative                  8,203.00

201015          12/5/2002     Royal Cup Inc                                Administrative                    410.28

201016          12/5/2002     SBC DataComm                                 VOID                                0.00

201017          12/5/2002     San Diego CPR                                Administrative                    550.00

201018          12/5/2002     Software Support Group                       Administrative                 82,330.00

201019          12/5/2002     Susan Fonss                                  Administrative                  3,200.00

201020          12/5/2002     TEKSystems, Inc.                             Administrative                  3,200.00

201021          12/5/2002     TXU                                          Administrative                  3,300.00

201022          12/5/2002     The State Bar of California                  Administrative                  1,350.00

201023          12/5/2002     U. S. Office I, L.P.                         Secured/Rent/Leases                74.63

201024          12/5/2002     U.S. Trustee Payment Center                  U.S. Trustee                      250.00

201025          12/5/2002     Universal Protection Service Corporation     Administrative                 14,968.63

201026          12/5/2002     Vivare                                       Administrative                  3,450.00

201027          12/5/2002     Yetter & Warden, LLP                         VOID                                0.00

201028          12/5/2002     SBC DataComm                                 Administrative                 49,389.75

201029          12/5/2002     American Express                             Administrative                  2,407.90

201030          12/5/2002     Kelly Staff Leasing, Inc.                    Administrative                  3,827.53

201031          12/5/2002     Kelly Staff Leasing, Inc.                    Administrative                 10,093.66

201032          12/5/2002     ADT Security Services, Inc.                  Administrative                    717.43

201033          12/5/2002     Primero Systems, Inc.                        Administrative                 18,710.00

201034          12/5/2002     Inez Lura                                    Administrative                    750.00

201035          12/5/2002     SunGard Recovery Services                    Administrative                  1,380.00

201036          12/5/2002     ProBusiness, Inc.                            Administrative                  7,183.62

201037          12/5/2002     ProBusiness, Inc.                            Administrative                 14,571.57

201038          12/6/2002     American Express                             Administrative                  1,512.36

201039          12/10/2002    Cummings Signs, Inc.                         Administrative                  2,068.00

201040          12/10/2002    Transcript                                   Administrative                 16,138.95

201041          12/10/2002    Kathleen Norkus                              Administrative                    992.45

201042          12/10/2002    U.S. Trustee Payment Center                  U.S. Trustee                   10,000.00

201043          12/10/2002    U.S. Trustee Payment Center                  U.S. Trustee                    7,500.00

201044          12/11/2002    Amy Griffin                                  Administrative                    826.88

201045          12/11/2002    Andrew Leuthe                                Administrative                    112.75

201046          12/11/2002    Chester Lawrence                             Administrative                    727.08

201047          12/11/2002    Claudio Gutierrez                            Administrative                  1,073.84

201048          12/11/2002    Curtis Hawks                                 Administrative                    198.50

201049          12/11/2002    Dan Greenbaum                                Administrative                    390.36

201050          12/11/2002    David Dayan                                  Administrative                    120.73

201051          12/11/2002    David Leibow                                 Administrative                     57.68

201052          12/11/2002    James Christopher                            Administrative                    606.69

201053          12/11/2002    Joseph Cohen                                 Administrative                  1,283.00

201054          12/11/2002    Karen Logan                                  Administrative                    130.39

201055          12/11/2002    Kathryn Spector                              Administrative                    163.89

201056          12/11/2002    Kathryn Vizas                                Administrative                    495.63

201057          12/11/2002    Kunal Mehta                                  Administrative                    919.99

201058          12/11/2002    Lisa Hanna                                   Administrative                    303.66

201059          12/11/2002    Matthew Santa Cruz                           Administrative                    521.28

201060          12/11/2002    Michael Gosey                                Administrative                    654.32

201061          12/11/2002    Nicole Sanders                               Administrative                    340.00

201062          12/11/2002    Pradeep Vancheeswaran                        Administrative                     23.24

201063          12/11/2002    Roger Amador                                 Administrative                    408.47

201064          12/11/2002    Sharon Coary                                 Administrative                    714.20

201065          12/11/2002    Teresa Martin                                Administrative                     70.67

201066          12/11/2002    Thomas Trogdon                               Administrative                  1,714.86
-------------------------------------------------------------------------------------------------------------------

                              MOR-1 December 2002

         CHECK REGISTER 12/01-12/31 BOFA CHECKING ACCOUNT #1233-1-03945

---------------------------------------------------------------------------------------------------------------------
CHECK            PAYMENT
NUMBER            DATE                          NAME                            DESCRIPTION             CHECK AMOUNT
---------------------------------------------------------------------------------------------------------------------
201067          12/11/2002    Tina Sarver                                  Administrative                    876.48

201068          12/11/2002    Claudio Gutierrez                            Administrative                    442.58

201068          12/11/2002    Claudio Gutierrez                            Administrative                    442.58

201069          12/11/2002    Kenneth Marcus                               Administrative                    256.51

201069          12/11/2002    Kenneth Marcus                               Administrative                    256.51

201070          12/12/2002    ADT Security Services, Inc.                  Administrative                  3,512.62

201071          12/12/2002    Accountants Inc                              Administrative                  2,879.25

201072          12/12/2002    Alltech, Inc.                                Administrative                  3,496.00

201073          12/12/2002    American Express                             Administrative                  5,176.77

201074          12/12/2002    American Express                             Administrative                 19,536.83

201075          12/12/2002    Aramark                                      Administrative                    387.90

201076          12/12/2002    Baker & McKenzie                             Administrative                    863.05

201077          12/12/2002    Birlasoft, Inc.                              Administrative                  7,740.00

201078          12/12/2002    Bitpipe Inc.                                 Administrative                  1,700.00

201079          12/12/2002    Breakwater Security Associates               Administrative                  2,320.00

201080          12/12/2002    Brian Carmody                                Administrative                  6,920.00

201081          12/12/2002    Cardinal Cushing Academy                     Administrative                  1,500.00

201082          12/12/2002    Carrie Albrant                               Administrative                    520.00

201083          12/12/2002    Christine L. Hlavaty                         Administrative                  1,823.84

201084          12/12/2002    Compuware Corporation                        Administrative                  2,840.50

201085          12/12/2002    Consulate General of Brazil                  Administrative                     20.00

201086          12/12/2002    Dale Snead                                   Administrative                      0.00

201087          12/12/2002    Dhl Airways Inc.                             Administrative                  2,103.86

201088          12/12/2002    Dun & Bradstreet, Inc.                       Administrative                     32.85

201089          12/12/2002    Dynamic Computing Services Corporation       Administrative                  7,812.50

201090          12/12/2002    Ed Buckley                                   Administrative                  5,000.00

201091          12/12/2002    Eric Fronk                                   Administrative                  5,760.00

201092          12/12/2002    Evergreen Systems, Inc.                      Administrative                 53,516.65

201093          12/12/2002    Federal Express Corporation                  Administrative                  4,879.37

201094          12/12/2002    Gartner Group Inc.                           Selling                        84,375.00

201095          12/12/2002    Global Consulting Services of U.S., Inc.     Administrative                  5,520.00

201096          12/12/2002    Gray Cary Ware&Freidenrich, Llp              Professional Fees              13,487.09

201097          12/12/2002    IBM  Corporation                             Administrative                275,000.00

201098          12/12/2002    IKOMA CD Richard Ellis, K.K.                 VOID                                0.00

201099          12/12/2002    Ikon Office Solutions, Inc.                  VOID                                0.00

201100          12/12/2002    Immix Group                                  Administrative                  3,000.00

201101          12/12/2002    Inez Lura                                    Administrative                  1,225.00

201102          12/12/2002    Intact Technology, Inc                       Administrative                 39,746.24

201103          12/12/2002    InterCall                                    Administrative                 14,533.17

201104          12/12/2002    J & M Vending, Inc.                          VOID                                0.00

201105          12/12/2002    J & S Resources                              Administrative                  4,640.00

201106          12/12/2002    J. Gregory Kasun                             Administrative                 13,623.47

201107          12/12/2002    JCube Corporation                            Administrative                 18,170.30

201108          12/12/2002    James Heisch                                 Administrative                  2,898.67

201109          12/12/2002    Kelly Staff Leasing, Inc.                    Administrative                 19,126.89

201110          12/12/2002    Kelly Temporary Services, Inc.               Administrative                  2,782.60

201111          12/12/2002    Kevin Ortzman                                Administrative                 25,950.00

201112          12/12/2002    LaBella & McNamara LLP                       VOID                                0.00

201113          12/12/2002    MIchael Rawlings                             Administrative                  3,420.00

201114          12/12/2002    Media Mastr Computer Products, Inc.          Administrative                  1,110.00

201115          12/12/2002    Michigan Department of Treasury              Sales, Use & Other Tax          1,021.93

201116          12/12/2002    Mikkel Eggen                                 Administrative                  8,160.00

201117          12/12/2002    Mulludee Schlitt                             Administrative                  3,550.00

201118          12/12/2002    North Carolina Department of Revenue         Sales, Use & Other Tax          1,384.41

201119          12/12/2002    Orchestrated Solutions, LLC                  Administrative                  4,200.00

201120          12/12/2002    PWM Technology Consulting, Inc.              Administrative                  8,518.29

201121          12/12/2002    Patrick Murphy                               Administrative                  5,440.00

201122          12/12/2002    Right Answers, LLC                           Administrative                    405.06

201123          12/12/2002    San Diego Gas & Electric                     Administrative                  1,291.51

201124          12/12/2002    Scurio Consulting, Inc                       Administrative                 12,650.00

201125          12/12/2002    Secretary Of State                           Administrative                     26.00

201126          12/12/2002    Software Support Group                       Administrative                 72,886.34
-------------------------------------------------------------------------------------------------------------------

                              MOR-1 December 2002

         CHECK REGISTER 12/01-12/31 BOFA CHECKING ACCOUNT #1233-1-03945

---------------------------------------------------------------------------------------------------------------------
CHECK            PAYMENT
NUMBER            DATE                          NAME                            DESCRIPTION             CHECK AMOUNT
---------------------------------------------------------------------------------------------------------------------
201127          12/12/2002    Steve Lagotta                                Administrative                  7,560.00

201128          12/12/2002    Susan Fonss                                  Administrative                  4,800.00

201129          12/12/2002    The Farms Golf Club                          Administrative                    750.00

201130          12/12/2002    The State Bar of California                  Administrative                    450.00

201131          12/12/2002    The State Bar of California                  Administrative                    390.00

201132          12/12/2002    United States Postal Service                 Administrative                  5,000.00

201133          12/12/2002    Wilson Sonsini Goodrich & Rosati             Professional Fees               3,939.07

201134          12/12/2002    Fenwick & West, LLP                          Administrative                  2,871.00

201135          12/13/2002    RMSLLC                                       Administrative                  1,080.00

201136          12/13/2002    Aird & Berlis                                VOID                                0.00

201137          12/13/2002    Alabama Department of Revenue                Sales, Use & Other Tax          1,719.00

201138          12/13/2002    Alabama Department of Revenue                Sales, Use & Other Tax         12,063.00

201139          12/13/2002    Alabama Department of Revenue                Sales, Use & Other Tax          8,867.00

201140          12/13/2002    American Express                             Administrative                 17,934.01

201141          12/13/2002    City of Philadelphia                         Administrative                 18,333.00

201142          12/13/2002    Comptroller of Maryland                      Sales, Use & Other Tax         48,799.00

201143          12/13/2002    Export Assist (Barbados) Ltd                 Administrative                  2,300.00

201144          12/13/2002    Georgia Income Tax Division                  Sales, Use & Other Tax          4,045.00

201145          12/13/2002    Georgia Income Tax Division                  Sales, Use & Other Tax        281,915.00

201146          12/13/2002    Georgia Income Tax Division                  Sales, Use & Other Tax             10.00

201147          12/13/2002    Heller Ehrman                                VOID                                0.00

201148          12/13/2002    Hennigan, Bennett and Dorman LLP             VOID                                0.00

201149          12/13/2002    Indiana Department Of Revenue                Sales, Use & Other Tax          9,000.00

201150          12/13/2002    James Heisch                                 VOID                                0.00

201151          12/13/2002    Kelly Staff Leasing, Inc.                    VOID                                0.00

201152          12/13/2002    Kibel Green, Inc                             VOID                                0.00

201153          12/13/2002    LaBella & McNamara LLP                       VOID                                0.00

201154          12/13/2002    Minnesota Department of Revenue              Sales, Use & Other Tax          5,000.00

201155          12/13/2002    New York State Corporation Tax               Sales, Use & Other Tax         35,000.00

201156          12/13/2002    Robert L Berger & Associates, LLC            VOID                                0.00

201157          12/13/2002    San Diego Industrial                         Administrative                    160.00

201158          12/13/2002    South Carolina Department of Revenue         Sales, Use & Other Tax          8,241.00

201159          12/13/2002    South Carolina Department of Revenue         Sales, Use & Other Tax          2,000.00

201160          12/13/2002    South Carolina Department of Revenue         Sales, Use & Other Tax            935.00

201161          12/13/2002    State of New Hampshire                       Sales, Use & Other Tax          3,000.00

201162          12/13/2002    TXU                                          VOID                                0.00

201163          12/13/2002    Tennessee Department of Revenue              Sales, Use & Other Tax          2,000.00

201164          12/16/2002    New York City Dept. of Finance               Sales, Use & Other Tax         28,750.00

201165          12/16/2002    Pennsylvania Department of Revenue           Sales, Use & Other Tax        110,000.00

201166          12/16/2002    New Jersey Division of Taxation              Sales, Use & Other Tax        173,000.00

201167          12/16/2002    South Carolina Department of Revenue         Sales, Use & Other Tax          6,300.00

201168          12/16/2002    North Carolina Department of Revenue         Sales, Use & Other Tax         37,500.00

201169          12/16/2002    New York State Corporation Tax               Sales, Use & Other Tax         97,000.00

201170          12/16/2002    Missouri Department of Revenue               Sales, Use & Other Tax         16,600.00

201171          12/16/2002    Kentucky State Treasurer                     Sales, Use & Other Tax         15,000.00

201172          12/16/2002    State of Michigan                            Sales, Use & Other Tax         30,160.00

201173          12/16/2002    Georgia Department of Revenue                Sales, Use & Other Tax        110,200.00

201174          12/16/2002    Comptroller of Maryland                      Sales, Use & Other Tax        116,500.00

201175          12/16/2002    Two Century Centre, LLC                      VOID                                0.00

201176          12/17/2002    EvidentData                                  Administrative                  3,000.00

201177          12/17/2002    mWired, Inc.                                 Administrative                 96,195.76

201178          12/18/2002    Christine Deweese                            Administrative                    142.22

201179          12/18/2002    Christopher Cook                             Administrative                  3,486.00

201180          12/18/2002    Craig Ryall                                  Administrative                  1,050.76

201181          12/18/2002    Craig Tropea                                 Administrative                    561.81

201182          12/18/2002    Daniel Hower                                 Administrative                    744.32

201183          12/18/2002    David Leibow                                 Administrative                    764.95

201184          12/18/2002    David Mylin                                  Administrative                    531.93

201185          12/18/2002    Donald Brandt Jr                             Administrative                  1,281.58

201186          12/18/2002    Eric Baurle                                  Administrative                  3,518.48

201187          12/18/2002    Eric De Marco                                Administrative                     88.74

201188          12/18/2002    Frank Hicks                                  Administrative                  1,306.80
-------------------------------------------------------------------------------------------------------------------

                              MOR-1 December 2002

         CHECK REGISTER 12/01-12/31 BOFA CHECKING ACCOUNT #1233-1-03945

---------------------------------------------------------------------------------------------------------------------
CHECK            PAYMENT
NUMBER            DATE                          NAME                            DESCRIPTION             CHECK AMOUNT
---------------------------------------------------------------------------------------------------------------------
201189          12/18/2002    George Venable                               Administrative                  4,597.44

201190          12/18/2002    Janette McCusker                             Administrative                  2,500.99

201191          12/18/2002    Jay Noonan                                   Administrative                    856.49

201192          12/18/2002    Karl Keebaugh                                Administrative                  1,959.25

201193          12/18/2002    Kevin Kish                                   Administrative                  1,291.54

201194          12/18/2002    Kurt Brown                                   Administrative                    459.86

201195          12/18/2002    Leslie Romines                               Administrative                    566.21

201196          12/18/2002    Lynn Taggart                                 Administrative                    140.18

201197          12/18/2002    Maria Psyhogios                              Administrative                    651.49

201198          12/18/2002    Mark Donsky                                  Administrative                    251.92

201199          12/18/2002    Mark Paradis                                 Administrative                    219.53

201200          12/18/2002    Martha Bellens-Martin                        Administrative                  1,045.56

201201          12/18/2002    Mary O'Keefe                                 Administrative                     14.00

201202          12/18/2002    Max Gardner Jr.                              Administrative                  1,266.59

201203          12/18/2002    Michael Gosey                                Administrative                  2,391.09

201204          12/18/2002    Michael Halladay                             Administrative                    564.53

201205          12/18/2002    Nicole Eagan                                 Administrative                  2,041.23

201206          12/18/2002    Nicole Sanders                               Administrative                     59.85

201207          12/18/2002    Patrick Menke                                Administrative                  2,425.23

201208          12/18/2002    Peter Budic                                  Administrative                    656.18

201209          12/18/2002    Ruth Herfurth                                Administrative                     49.95

201210          12/18/2002    Shannon Erman                                Administrative                  1,664.25

201211          12/18/2002    Sheree Lovering                              Administrative                     27.68

201212          12/18/2002    Stacey Sanor                                 Administrative                    300.00

201213          12/18/2002    Stephen Daniels                              Administrative                    823.57

201214          12/18/2002    Thomas Fry                                   Administrative                    325.63

201215          12/18/2002    Jose Resendiz                                Administrative                     77.00

201216          12/19/2002    ADT Security Services, Inc.                  Administrative                 13,201.77

201217          12/19/2002    Accountants Inc                              Administrative                  1,963.54

201218          12/19/2002    Advanced Market Place, Inc.                  Selling                         1,305.00

201219          12/19/2002    Alabama Department of Revenue                Sales, Use & Other Tax          3,189.84

201220          12/19/2002    Alltech, Inc.                                Administrative                    874.00

201221          12/19/2002    American Express                             VOID                                0.00

201222          12/19/2002    American Express One                         Administrative                  9,078.28

201223          12/19/2002    Aramark                                      Administrative                    929.15

201224          12/19/2002    Arizona Department of Revenue                Sales, Use & Other Tax          2,637.45

201225          12/19/2002    Autodemo LLC                                 Administrative                  7,000.00

201226          12/19/2002    Avis Rent A Car, Inc.                        Administrative                    389.72

201227          12/19/2002    Birlasoft, Inc.                              Administrative                 55,610.42

201228          12/19/2002    Brian Carmody                                Administrative                  4,240.00

201229          12/19/2002    Business Laws, Inc.                          Administrative                    200.75

201230          12/19/2002    CDW Computer Centers, Inc.                   Administrative                  2,068.95

201231          12/19/2002    Channel Parity, Inc.                         VOID                                0.00

201232          12/19/2002    Channel Parity, Inc.                         Administrative                  9,026.61

201233          12/19/2002    Christine L. Hlavaty                         Administrative                  1,260.00

201234          12/19/2002    Colorado Secretary of State                  Administrative                    100.00

201235          12/19/2002    Compaq Computer Corporation                  Administrative                    319.92

201236          12/19/2002    Comptroller of Maryland                      Sales, Use & Other Tax          1,217.09

201237          12/19/2002    Compuware Corporation                        Administrative                  2,272.40

201238          12/19/2002    Dale Snead                                   Administrative                    600.00

201239          12/19/2002    Dhl Airways Inc.                             Administrative                     46.41

201240          12/19/2002    Digitec Business Systems, Inc.               Administrative                  6,907.87

201241          12/19/2002    District of Columbia Treasurer               Sales, Use & Other Tax            745.20

201242          12/19/2002    EarthLink Network, Inc.                      Administrative                  1,895.00

201243          12/19/2002    Eric Fronk                                   Administrative                  5,120.00

201244          12/19/2002    Executive Commons                            Administrative                  2,880.00

201245          12/19/2002    Federal Express Corporation                  Administrative                  1,455.49

201246          12/19/2002    Fleet Business Credit Corp.                  Secured/Rent/Leases            79,940.81

201247          12/19/2002    Florida Department of Revenue                Sales, Use & Other Tax          7,384.98

201248          12/19/2002    Gartner Group Inc.                           Selling                        58,250.00

201249          12/19/2002    Global Consulting Services of U.S., Inc.     Administrative                  3,840.00

201250          12/19/2002    IBM Corporation                              Administrative                137,500.00
-------------------------------------------------------------------------------------------------------------------

                              MOR-1 December 2002

         CHECK REGISTER 12/01-12/31 BOFA CHECKING ACCOUNT #1233-1-03945

---------------------------------------------------------------------------------------------------------------------
CHECK            PAYMENT
NUMBER            DATE                          NAME                            DESCRIPTION             CHECK AMOUNT
---------------------------------------------------------------------------------------------------------------------
201251          12/19/2002    Ikon Office Solutions, Inc.                  Administrative                 60,928.70

201252          12/19/2002    Illinois Department of Revenue               Sales, Use & Other Tax          2,109.00

201253          12/19/2002    Immix Group                                  Administrative                  3,000.00

201254          12/19/2002    Indiana Department Of Revenue                Sales, Use & Other Tax            231.36

201255          12/19/2002    Inez Luna                                    Administrative                  1,000.00

201256          12/19/2002    J. Gregory Kasun                             Administrative                 12,191.54

201257          12/19/2002    JCube Corporation                            Administrative                 22,840.93

201258          12/19/2002    JCube Corporation                            Administrative                 27,462.40

201259          12/19/2002    James Heisch                                 Administrative                  7,250.00

201260          12/19/2002    Kevin Ortzman                                Administrative                 15,125.00

201261          12/19/2002    Larrabee Zimmerman LLP                       VOID                                0.00

201262          12/19/2002    Loquant, Ltda.                               Administrative                  4,256.40

201263          12/19/2002    MIchael Rawlings                             Administrative                  4,223.09

201264          12/19/2002    Marsh & Associates, P.C.                     Administrative                  3,000.00

201265          12/19/2002    Massachusetts Department of Revenue          Sales, Use & Other Tax            324.55

201266          12/19/2002    Massachusetts Department of Revenue          Sales, Use & Other Tax          1,026.56

201267          12/19/2002    McKenna Long & Aldridge LLP                  Professional Fees               2,829.98

201268          12/19/2002    Michael Sanders                              Administrative                  3,350.00

201269          12/19/2002    Mikkel Eggen                                 Administrative                  5,176.04

201270          12/19/2002    Minnesota Department of Revenue              Sales, Use & Other Tax         16,035.00

201271          12/19/2002    Missouri Department of Revenue               Sales, Use & Other Tax          6,664.30

201272          12/19/2002    Missouri Department of Revenue               Sales, Use & Other Tax          9,380.05

201273          12/19/2002    Missouri Department of Revenue               Sales, Use & Other Tax          7,247.36

201274          12/19/2002    Morris, Manning & Martin, LLP                Administrative                    158.50

201275          12/19/2002    Mulludee Schlitt                             Administrative                  4,000.00

201276          12/19/2002    New Jersey Division of Taxation              Sales, Use & Other Tax          3,124.32

201277          12/19/2002    New Jersey Division of Taxation              Sales, Use & Other Tax          1,591.75

201278          12/19/2002    New York State Sales Tax                     Sales, Use & Other Tax         22,938.62

201279          12/19/2002    Office Depot                                 Administrative                  1,220.87

201280          12/19/2002    Ohio Treasurer of State                      Sales, Use & Other Tax            163.80

201281          12/19/2002    Omnitronix, Inc.                             Inventory Purchases             6,400.39

201282          12/19/2002    Orchestrated Solutions, LLC                  Administrative                  3,200.00

201283          12/19/2002    Oregon Secretary of State                    Sales, Use & Other Tax             20.00

201284          12/19/2002    Osprey Consulting                            Administrative                  1,629.38

201285          12/19/2002    Patrick Murphy                               Administrative                  5,200.00

201286          12/19/2002    Primero Systems, Inc.                        Administrative                 29,857.50

201287          12/19/2002    Recall Total Information Mgmt, Inc.          Administrative                      0.00

201288          12/19/2002    Robert L Berger & Associates, LLC            Professional Fees                 325.24

201289          12/19/2002    Steve Krahn                                  Administrative                  8,000.00

201290          12/19/2002    Steve Lagotta                                Administrative                  5,000.00

201291          12/19/2002    Susan Fonss                                  Administrative                  4,000.00

201292          12/19/2002    Telelingua France                            VOID                                0.00

201293          12/19/2002    Texas Comptroller of Public Accounts         Sales, Use & Other Tax          8,254.89

201294          12/19/2002    The Depository Trust Company                 Administrative                     90.00

201295          12/19/2002    The Farms Golf Club                          Administrative                    750.00

201296          12/19/2002    Tremere Group, Inc.                          Administrative                  1,750.00

201297          12/19/2002    Virginia Department of Revenue               Sales, Use & Other Tax          1,358.84

201298          12/19/2002    Vivare                                       Administrative                  3,562.50

201299          12/19/2002    Washington Department of Revenue             Sales, Use & Other Tax            235.00

201300          12/19/2002    Washington Department of Revenue             Sales, Use & Other Tax         28,277.24

201301          12/19/2002    Worth D. MacMurray                           Administrative                 42,881.49

201302          12/20/2002    Comptroller of Maryland                      Sales, Use & Other Tax          5,583.65

201303          12/20/2002    Jeff Motyll                                  Administrative                    964.00

201304          12/20/2002    Moebius                                      Administrative                  1,942.19

201305          12/20/2002    Tom Watrous                                  Administrative                 13,500.00

201306          12/20/2002    John Moores                                  Administrative                  9,500.00

201307          12/20/2002    Chris Cole                                   Administrative                  7,500.00

201308          12/20/2002    Charles E. Noell, III                        Administrative                 13,000.00

201309          12/20/2002    Tom Watrous                                  Administrative                    320.00

201310          12/20/2002    Mail Dispatch, LLC                           Administrative                    150.00

201311          12/20/2002    Utiliware                                    Administrative                  4,500.00

201312          12/20/2002    Gilbert Liotard                              Administrative                  3,955.87
-------------------------------------------------------------------------------------------------------------------

                              MOR-1 December 2002

         CHECK REGISTER 12/01-12/31 BOFA CHECKING ACCOUNT #1233-1-03945

---------------------------------------------------------------------------------------------------------------------
CHECK            PAYMENT
NUMBER            DATE                          NAME                            DESCRIPTION             CHECK AMOUNT
---------------------------------------------------------------------------------------------------------------------
201313          12/27/2002    Accountants Inc                              Administrative                  2,058.38

201314          12/27/2002    Advanced Market Place, Inc.                  Selling                        14,391.30

201315          12/27/2002    Birlasoft, Inc.                              Administrative                  3,237.00

201316          12/27/2002    Brian Carmody                                Administrative                  1,920.00

201317          12/27/2002    CMS Duplication Inc                          VOID                                0.00

201318          12/27/2002    Carrie Albrant                               Administrative                  1,300.00

201319          12/27/2002    City of LaVerne                              Administrative                  3,375.00

201320          12/27/2002    Club One Pro Services, Inc.                  VOID                                0.00

201321          12/27/2002    Collect Corporation                          Administrative                  1,150.54

201322          12/27/2002    Convera Technologies                         Administrative                 25,000.00

201323          12/27/2002    Cor-O-Van Moving and Storage Co, Inc.        Administrative                  2,029.23

201324          12/27/2002    CyberSource, Inc.                            Administrative                    495.00

201325          12/27/2002    De Lage Landen Financial Services, Inc.      Administrative                    209.39

201326          12/27/2002    Dhl Airways Inc.                             Administrative                    172.13

201327          12/27/2002    Dynamic Computing Services Corporation       Administrative                  5,250.00

201328          12/27/2002    Evergreen Systems, Inc.                      Administrative                 91,815.97

201329          12/27/2002    Federal Express Corporation                  Administrative                  1,986.06

201330          12/27/2002    Get. There LP                                Administrative                  2,184.00

201331          12/27/2002    Global Consulting Services of U.S., Inc.     Administrative                  5,280.00

201332          12/27/2002    Help Desk Institute, Inc.                    Administrative                  6,375.00

201333          12/27/2002    Inez Luna                                    Administrative                    676.79

201334          12/27/2002    Inovis, Inc.                                 Administrative                150,111.24

201335          12/27/2002    International Data Corporation               Administrative                 10,962.50

201336          12/27/2002    J. Gregory Kasun                             Administrative                  8,524.91

201337          12/27/2002    Kelly Staff Leasing, Inc.                    Administrative                  2,397.27

201338          12/27/2002    Lexis-Nexis, Inc.                            Administrative                  1,300.00

201339          12/27/2002    Michael Sanders                              Administrative                  2,400.00

201340          12/27/2002    Mikkel Eggen                                 Administrative                  6,136.04

201341          12/27/2002    Mulludee Schlitt                             Administrative                  2,700.00

201342          12/27/2002    Oakwood Corporate Housing                    Administrative                  5,310.00

201343          12/27/2002    Patrick Murphy                               Administrative                  1,920.00

201344          12/27/2002    Primero Systems, Inc.                        Administrative                  9,380.00

201345          12/27/2002    ProBusiness, Inc.                            Administrative                    336.21

201346          12/27/2002    Rackspace Management Hosting                 Administrative                    937.00

201347          12/27/2002    Robert L Berger & Associates, LLC            Professional Fees              62,161.74

201348          12/27/2002    Siebel Systems, Inc                          Administrative                112,948.84

201349          12/27/2002    Software Support Group                       Administrative                  7,932.57

201350          12/27/2002    Steve Lagotta                                Administrative                  1,920.00

201351          12/27/2002    SunGard Treasury Systems, Inc.               Administrative                  3,341.78

201352          12/27/2002    Susan Fonss                                  Administrative                  1,440.00

201353          12/27/2002    Terry Scott Oldham                           Administrative                  5,742.96

201354          12/27/2002    Paul Fredrickson                             Administrative                  6,757.27

201355          12/27/2002    Louis Alan Wand                              Administrative                  4,200.00

201356          12/27/2002    Carey San Diego, LCG                         Administrative                    322.36

201357          12/27/2002    HotJobs. Com-NY, Inc.                        Administrative                 11,100.00

201358          12/27/2002    JCube Corporation                            Administrative                  9,900.00

201359          12/27/2002    Muzak                                        Administrative                    103.34

201360          12/30/2002    Business Centers of America                  Secured/Rent/Leases             1,000.00

201361          12/30/2002    Carr America, LP, Washington DC              Secured/Rent/Leases             9,535.33

201362          12/30/2002    Caterair International                       Secured/Rent/Leases            31,503.19

201363          12/30/2002    HQ GLOBAL SAN MATEO                          Secured/Rent/Leases            10,790.00

201364          12/30/2002    HQ GLOBAL SUITES - ALPHARETTA                Secured/Rent/Leases             7,982.32

201365          12/30/2002    HQ Global Workplaces                         Secured/Rent/Leases             1,090.00

201366          12/30/2002    HQ Global Workplaces, Inc.                   Secured/Rent/Leases             2,886.88

201367          12/30/2002    HQ Global Workplaces, Inc.                   Secured/Rent/Leases             1,480.00

201368          12/30/2002    HQ Global Workplaces, Inc.                   Secured/Rent/Leases            13,097.95

201369          12/30/2002    HQ Global Workplaces, Inc.                   Secured/Rent/Leases             1,230.00

201370          12/30/2002    HQ Global Workplaces, Inc.                   Secured/Rent/Leases             7,959.63

201371          12/30/2002    Kilroy Realty, LP                            Secured/Rent/Leases           606,882.22

201372          12/30/2002    Rockefeller Group Business Centers, Inc      Secured/Rent/Leases             7,050.00

201373          12/30/2002    Alejandra Martinez                           Administrative                     64.62

201374          12/30/2002    Amanda Lee                                   Administrative                    196.55
-------------------------------------------------------------------------------------------------------------------

                              MOR-1 December 2002

         CHECK REGISTER 12/01-12/31 BOFA CHECKING ACCOUNT #1233-1-03945

---------------------------------------------------------------------------------------------------------------------
CHECK            PAYMENT
NUMBER            DATE                          NAME                            DESCRIPTION             CHECK AMOUNT
---------------------------------------------------------------------------------------------------------------------
201375          12/30/2002    Charles Kipp                                 Administrative                    740.35

201376          12/30/2002    Cindy Stephens                               Administrative                    667.10

201377          12/30/2002    Deborah Denison                              Administrative                  4,133.78

201378          12/30/2002    Deborah Traub                                Administrative                    710.71

201379          12/30/2002    Dennis Byrne                                 Administrative                     28.36

201380          12/30/2002    Doran Butler                                 Administrative                    350.00

201381          12/30/2002    Edward Chopskie                              Administrative                  3,289.95

201382          12/30/2002    George Dreyer                                Administrative                  2,409.51

201383          12/30/2002    Janet Leclainche                             Administrative                    382.98

201384          12/30/2002    Jason Bincalar                               Administrative                    222.92

201385          12/30/2002    Jay Noonan                                   Administrative                     45.95

201386          12/30/2002    Jesus Unzueta                                Administrative                    711.12

201387          12/30/2002    John Tsai                                    Administrative                  1,968.31

201388          12/30/2002    Joseph Cohen                                 Administrative                    204.50

201389          12/30/2002    Kathryn MacDonald                            Administrative                  1,276.58

201390          12/30/2002    Kathy Abbruzzetti                            Administrative                  2,683.38

201391          12/30/2002    Kenneth Sexton                               Administrative                 15,588.98

201392          12/30/2002    Kunal Mehta                                  Administrative                  1,176.15

201393          12/30/2002    Laureen Knudsen                              Administrative                     90.00

201394          12/30/2002    Laurie Paurazas                              Administrative                     35.55

201395          12/30/2002    Leslie Thomas                                Administrative                    845.14

201396          12/30/2002    Mary O'Keefe                                 Administrative                  1,525.31

201397          12/30/2002    Michael Gosey                                Administrative                  2,464.72

201398          12/30/2002    Milton Capsimalis                            Administrative                    646.45

201399          12/30/2002    Morgan Langley                               Administrative                  6,800.00

201400          12/30/2002    Pradeep Vancheeswaran                        VOID                                0.00

201401          12/30/2002    Scott Sorensen                               Administrative                  2,286.44

201402          12/30/2002    Stephen Daniels                              Administrative                    745.05

201403          12/30/2002    Steven Beal                                  Administrative                    143.09

201404          12/30/2002    Theresa Pearson                              Administrative                  1,520.55

201405          12/30/2002    Timothy Duffy                                Administrative                  1,939.83

201406          12/30/2002    Tina Sarver                                  Administrative                    147.73

201407          12/30/2002    Todd Sulger                                  Administrative                    103.65
-------------------------------------------------------------------------------------------------------------------
                                                                                                       5,184,923.68
                                                                                                       ============

                              MOR-1 December 2002

                            PEREGRINE SYSTEMS, INC.
                             CASE NO. 02-12740(JKF)
                             PAYMENTS MADE BY CHECK
                              12/1/2002-12/31/2002

Date                         Payee                       Description                          Amount         MOR-1 Category
Citibank Cigna-CA Account
 #30490936

12/1/02-12/31/02           various(1)      Third Party Administered Insurance payments      394,361.43       Administrative

Citibank Cigna-CA Account
 #30490928

12/1/02-12/31/02           various(1)      Third Party Administered Insurance payments      296,897.72       Administrative

NOTES:

(1) Detail is available upon request. The check register is generally received one month in arrears.

                              MOR-1 December 2002

                             PEREGRINE SYSTEMS, INC.
                             CASE NO. 02-12740 (JKF)
                                    EXHIBIT 1
                          PRO BUSINESS PAYROLL REPORTS
                              12/1/2002-12/31/2002

                                                              Net             Payroll            Total
Pay Date                   Description                    Payroll (1)          Taxes           Per Report
----------     ------------------------------------       -----------        ---------         ----------
12/31/2002     Peregrine Remedy                                31,572           17,291             48,863
12/31/2002     Peregrine Remedy                                44,734           27,005             71,739
                                                          -----------        ---------         ----------
                  Subtotal - Peregrine Remedy                  76,306           44,296            120,602

12/13/2002     Peregrine Telco                                 62,019           21,223             83,242
12/20/2002     Peregrine Telco                                135,617           71,805            207,422
12/31/2002     Peregrine Telco                                 11,569            5,915             17,483
12/31/2002     Peregrine Telco                                    357              263                620
12/31/2002     Peregrine Telco                                 (5,832)          (2,704)            (8,536)
                                                          -----------        ---------         ----------
                  Subtotal - Peregrine Telco                  203,729           96,502            300,231

12/13/2002     Peregrine Systems Inc.                       1,218,453          544,806          1,763,259
12/31/2002     Peregrine Systems Inc.                       1,427,895          676,826          2,104,722
12/31/2002     Peregrine Systems Inc.                          27,377           22,001             49,378
12/31/2002     Peregrine Systems Inc.                           2,659              954              3,613
                                                          -----------        ---------         ----------
                  Subtotal - Peregrine Systems Inc.         2,676,383        1,244,588          3,920,972

                                                          -----------        ---------         ----------
Totals Funded per B of A Payroll A/C #1450-9-08274          2,956,418        1,385,387          4,341,805
                                                          ===========        =========         ==========

12/13/2002     Payroll and taxes                            1,280,472          566,029          1,846,501
12/20/2002     Payroll and taxes                              135,617           71,805            207,422
12/31/2002     Payroll and taxes                            1,540,330          747,553          2,287,882
                                                          -----------        ---------         ----------
Total Payroll and Taxes                                     2,956,418        1,385,387          4,341,805
                                                          ===========        =========         ==========

NOTE:

(1) Includes direct deposits, paychecks, and third party checks. See attached payroll summaries.

                               MOR-1 Exhibit 1

PRGN-REM-Peregrine Systems, Inc.                  Advice of Debit        Control # 053A/1231/1414             PROBUSINESS
Report Date 12/31/2002 Page 001 Paygroup 1                               Check Date 12/31/2002 Period     10/01/2002 - 12/31/2002

PROBUSINESS                              4125 Hopyard Dr. Pleasanton, CA 94588                               (925) 734-9990

              PAYROLL                                   FEDERAL                             CALIFORNIA
----------------------------------     ----------------------------------------     --------------------------
Paychecks                     0.00     EMPLOYEE TAXES                               EMPLOYEE TAXES
Manuals                  31,572.16     Federal Income Tax             13,004.55     Income Tax        2,889.90
   CheckPro Manuals      31,572.16     Social Security (FICA)              0.00     State Disability      0.00
   Manual Check Manuals       0.00     Federal Medicare                  698.39      Sub-Total        2,889.90
   Adj Check Manuals          0.00     Advanced Earned Income Credit       0.00
Voids:                        0.00      Sub-Total                     13,702.94     EMPLOYER TAXES
   Paycheck Voids             0.00                                                  Unemployment          0.00
   Direct Deposit Voids       0.00     EMPLOYER TAXES                               EE Training Fund      0.00
   CheckPro Voids             0.00     Social Security - Employer          0.00      Sub-Total            0.00
   Manual Voids               0.00     Federal Medicare - Employer       698.39
   Adjustment Voids           0.00     Federal Unemployment                0.00     TOTAL             2,889.90
Direct Deposit                0.00      Sub-Total                        698.39     --------------------------
Taxes                    17,291.23
                                       TOTAL                          14,401.33
TOTAL                    48,863.39     ----------------------------------------
----------------------------------

Our records show that your taxes will be processed by PowerTax.

An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 12/31/2002.

Total funds required for this payroll (paychecks   17,291.23
  & tax liabilities minus memo entries):

Tax liabilities minus memo entries:                17,291.23


                                MOR-1 Exhibit 1

PRGN-REM-Peregrine Systems, Inc.                    Advice of Debit      Control # 052A/1219/1129              PROBUSINESS
Report Date 12/19/2002 Page 001 Paygroup 1                               Check Date 12/31/2002 Period     12/31/2002 - 12/31/2002

PROBUSINESS                                 4125 Hopyard Dr. Pleasanton, CA 94588                                (925) 734-9990

               PAYROLL                                         FEDERAL                                 ARIZONA
---------------------------------------     ---------------------------------------------    --------------------------------
Paychecks                          0.00     EMPLOYEE TAXES                                   EMPLOYEE TAXES
Manuals                       53,143.40     Federal Income Tax                  17,959.98    Income Tax                  3.29
  CheckPro Manuals            53,143.40     Social Security (FICA)               1,484.71      Sub-Total                 3.29
  Manual Check Manuals             0.00     Federal Medicare                       949.55
  Adj Check Manuals                0.00     Advanced Earned Income Credit            0.00    EMPLOYER TAXES
Voids:                        (8,409.83)      Sub-Total                         20,394.24    Unemployment                0.00
  Paycheck Voids              (8,081.64)                                                     Job Training Program        0.00
  Direct Deposit Voids             0.00     EMPLOYER TAXES                                     Sub-Total                 0.00
  CheckPro Voids                (328.19)    Social Security - Employer           1,484.71
  Manual Voids                     0.00     Federal Medicare - Employer            949.55    TOTAL                       3.29
  Adjustment Voids                 0.00     Federal Unemployment                     6.69    --------------------------------
Direct Deposit                     0.00       Sub-Total                          2,440.95
Taxes                         27,005.10
                                            TOTAL                               22,835.19
TOTAL                         71,738.67     ---------------------------------------------
---------------------------------------

Our records show that your taxes will be processed by PowerTax.

An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 12/31/2002.

Total funds required for this payroll (paychecks &
 tax liabilities minus memo entries):                      27,005.10

Tax liabilities minus memo entries:                        27,005.10

                                 MOR-1 Exhibit 1

PRGN-TEL-Peregrine Systems, Inc.                    Advice of Debit        Control # 026A/1210/1356             PROBUSINESS
Report Date 12/10/2002 Page 001 Paygroup 1                                 Check Date 12/13/2002 Period   12/01/2002 - 12/15/2002

PROBUSINESS                                        4125 Hopyard Dr. Pleasanton, CA 94588                         (925) 734-9990

                 PAYROLL                                         FEDERAL                                     INDIANA
-----------------------------------------      ------------------------------------------           -------------------------
Paychecks                        3,870.18      EMPLOYEE TAXES                                       EMPLOYEE TAXES
Manuals                          3,870.18      Federal Income Tax               12,799.51           Income Tax         483.81
  Check Pro Manuals              3,870.18      Social Security (FICA)            2,710.97             Sub-Total        483.81
  Manual Check Manuals               0.00      Federal Medicare                  1,182.13
  Adj Check Manuals                  0.00      Advance Earned Income Credit          0.00           EMPLOYER TAXES
Voids:                          (3,870.18)       Sub-Total                      16,692.61           Unemployment       118.38
  Paycheck Voids                (3,870.18)                                                            Sub-Total        118.38
  Direct Deposit Voids               0.00      EMPLOYER TAXES
  Check Pro Voids                    0.00      Social Security - Employer        2,710.97           TOTAL              602.19
  Manual Voids                       0.00      Federal Medicare - Employer       1,182.13           -------------------------
  Adjustment Voids                   0.00      Federal Unemployment                 35.09
Direct Deposits                 58,148.82        Sub-Total                       3,928.19
Taxes                           21,222.99
                                               TOTAL                            20,620.80
TOTAL                           83,241.99      ------------------------------------------
-----------------------------------------

Our records show that your taxes will be processed by power Tax.

An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 12/13/2002.

Total funds required for this payroll (paychecks &
  tax liabilities minus memo entries):                       83,241.99

Tax liabilities minus memo entries:                          21,222.99

                                 MOR-1 Exhibit 1

PRGN-TEL-Peregrine Systems, Inc.                   Advice of Debit         Control # 027A/1219/1354             PROBUSINESS
Report Date 12/19/2002 Page 001 Paygroup 1                                 Check Date 12/20/2002 Period   12/01/2002 - 12/19/2002

PROBUSINESS                                         4125 Hopyard Dr. Pleasanton, CA 94588                       (925) 734-9990

                  PAYROLL                                       FEDERAL                                      INDIANA
-----------------------------------------      ------------------------------------------           -------------------------
Paychecks                      135,616.74      EMPLOYEE TAXES                                       EMPLOYEE TAXES
Manuals                              0.00      Federal Income Taxes             53,732.00           Income Tax         876.97
  Check Pro Manuals                  0.00      Social Security (FICA)            5,590.76             Sub-Total        876.97
  Manual Check Manuals               0.00      Federal Medicare                  2,941.63
  Adj Check Manuals                  0.00      Advance Earned Income Credit          0.00           EMPLOYER TAXES
Voids:                               0.00        Sub-Total                      62,264.39           Unemployment       101.13
  Paycheck Voids                     0.00                                                             Sub-Total        101.13
  Direct Deposit Voids               0.00      EMPLOYER TAXES
  Check Pro Voids                    0.00      Social Security - Employer        5,590.76           TOTAL              978.10
  Manual Voids                       0.00      Federal Medicare - Employer       2,941.63           -------------------------
  Adjustment Voids                   0.00      Federal Unemployment                 29.96
Direct Deposits                      0.00        Sub-Total                       8,562.35
Taxes                           71,804.84
Third Party Manual Checks        1,335.50      TOTAL                            70,826.74
Third Party Void Checks         (1,335.50)     ------------------------------------------

TOTAL                          207,421.58
-----------------------------------------

Our records show that your taxes will be processed by power Tax.

An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 12/20/2002.

Total funds required for this payroll (paychecks &
  tax liabilities minus memo entries):                   207,421.58

Tax liabilities minus memo entries:                       71,804.84

                                MOR-1 Exhibit 1

PRGN-TEL-Peregrine Systems, Inc.               Advice of Debit        Control  # 029A/1231/1430              PROBUSINESS
Report Date 12/31/2002 Page 001 Paygroup 1                            Check Date 12/31/2002 Period       10/01/2002 - 12/31/2002

PROBUSINESS                                   4125 Hopyard Dr. Pleasanton, CA 94588                               (925) 734-9990

              PAYROLL                                           FEDERAL                                     TENNESSEE
---------------------------------------      --------------------------------------------        -------------------------------
Paychecks                          0.00      EMPLOYEE TAXES                                      EMPLOYER TAXES
Manuals                       12,735.29      Federal Income Tax                  4,711.36        Unemployment               0.00
  CheckPro Manual             12,735.29      Social Security (FICA)                359.55        Sub-Total                  0.00
  Manual Check Manuals             0.00      Federal Medicare                      242.06
  Adj Check Manuals                0.00      Advanced Earned Income Credit           0.00        TOTAL                      0.00
Voids:                        (1,166.44)       Sub-Total                         5,312.97        -------------------------------
  Paycheck Voids                   0.00
  Direct Deposit Voids        (1,166.44)     EMPLOYEE TAXES
  CheckPro Voids                   0.00      Social Security - Employer            359.55
  Manual Voids                     0.00      Federal Medicare - Employer           242.06
  Adjustment Voids                 0.00      Federal Unemployment                    0.00
Direct Deposits                    0.00        Sub-Total                           601.61
Taxes                          5,914.58
                                             TOTAL                               5,914.58
TOTAL                         17,483.43      --------------------------------------------
---------------------------------------

Our records show that your taxes will be processed by Power Tax.

An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 12/31/2002.

Total funds required for this payroll(paychecks &
  tax liabilities minus memo entries):                          5,914.58

Tax liabilities memo entries:                                   5,914.58

                                MOR-1 Exhibit 1

PRGN-TEL-Peregrine Systems, Inc.                 Advice of Debit           Control # 028A/1226/1413               PROBUSINESS
Report Date 12/26/2002 Page 001 Paygroup 1                                 Check Date 12/31/2002 Period    12/16/2002 - 12/31/2002

PROBUSINESS                                    4125 Hopyard Dr. Pleasanton, CA 94588                                  (925) 734-9990

             PAYROLL                                       FEDERAL                                     INDIANA
-------------------------------------      ------------------------------------------        ------------------------------
Paychecks                        0.00      EMPLOYEE TAXES                                    EMPLOYEE TAXES
Manuals                          0.00      Federal Income Tax                  155.52        Income Tax               19.57
  CheckPro Manual                0.00      Social Security (FICA)               35.71          Sub-Total              19.57
  Manual Check Manuals           0.00      Federal Medicare                      8.35
  Adj Check Manuals              0.00      Advanced Earned Income Credit         0.00
Voids:                           0.00        Sub-Total                         199.58        EMPLOYER TAXES
  Paycheck Voids                 0.00                                                        Unemployment              0.00
  Direct Deposit Voids           0.00      EMPLOYER TAXES                                      Sub-Total               0.00
  CheckPro Voids                 0.00      Social Security - Employer           35.71
  Manual Voids                   0.00      Federal Medicare - Employer           8.35
  Adjustment Voids               0.00      Federal Unemployment                  0.00        TOTAL                    19.57
Direct Deposits                356.85        Sub-Total                          44.06        ------------------------------
Taxes                          263.21
                                           TOTAL                               243.64
TOTAL                          620.06      ------------------------------------------
-------------------------------------

Our records show that your taxes will be processed by Power Tax.

An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 12/31/2002.

Total funds required for this payroll(paychecks &
  tax liabilities minus memo entries):                   620.06

Tax liabilities minus memo entries:                      263.21

                                MOR-1 Exhibit 1

PRGN-TEL-Peregrine Systems, Inc.            Advice of Debit     Control # 030A/0103/1252             PROBUSINESS
Report Date 01/03/2003 Page 001 Paygroup 1                      Check Date 12/31/2002 Period    10/01/2002 - 12/31/2002

PROBUSINESS                                 4125 Hopyard Dr. Pleasanton, CA 94588                       (925) 734-9990

               PAYROLL                                  FEDERAL                            TENNESSEE
-------------------------------------   -----------------------------------------     --------------------
Paychecks                        0.00   EMPLOYEE TAXES                                EMPLOYER TAXES
Manuals                          0.00   Federal Income Tax              (1,356.45)    Unemployment    0.00
   CheckPro Manuals              0.00   Social Security (FICA)            (545.87)     Sub-Total      0.00
   Manual Check Manuals          0.00   Federal Medicare                  (127.66)
   Adj Check Manuals             0.00   Advanced Earned Income Credit        0.00     TOTAL           0.00
Voids:                      (5,832.22)   Sub-Total                      (2,029.98)    --------------------
   Paycheck Voids                0.00
   Direct Deposit Voids     (5,832.22)  EMPLOYER TAXES
   CheckPro Voids                0.00   Social Security - Employer        (545.87)
   Manual Voids                  0.00   Federal Medicare - Employer       (127.66)
   Adjustment Voids              0.00   Federal Unemployment                 0.00
Direct Deposits                  0.00    Sub-Total                        (673.53)
Taxes                       (2,703.51)
                                        TOTAL                           (2,703.51)
TOTAL                       (8,535.73)  -----------------------------------------
-------------------------------------

Our records show that your taxes will be processed by Power Tax.

An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 12/31/2002.

Total funds required for this payroll (paychecks &
 tax liabilities minus memo entries):                        (2,7031.51)

Tax liabilities minus memo entries:                          (2,7031.51)

                                MOR-1 Exhibit 1

PRGN-PSI-Peregrine Systems, Inc.            Advice of Debit   Control # 048A/1210/1415             PROBUSINESS
Report Date 12/10/2002 Page 001 Paygroup 1                    Check Date 12/13/2002 Period    12/01/2002 - 12/15/2002

PROBUSINESS                                 4125 Hopyard Dr. Pleasanton, CA 94588                      (925) 734-9990

                PAYROLL                                      FEDERAL                                      ALABAMA
----------------------------------------    ------------------------------------------    --------------------------------------
Paychecks                      35,481.61    EMPLOYEE TAXES                                EMPLOYEE TAXES
Manuals                        69,749.41    Federal Income Tax              327,320.85    Income Tax                      103.08
   CheckPro Manuals            69,749.41    Social Security (FICA)           37,322.82     Sub-Total                      103.08
   Manual Check Manuals             0.00    Federal Medicare                 25,546.70
   Adj Check Manuals                0.00    Advanced Earned Income Credit         0.00    EMPLOYER TAXES
Voids:                         (4,540.43)    Sub-Total                      390,190.37    Unemployment                      0.00
   Paycheck Voids              (4,540.43)                                                 Employment Security Assessment    0.00
   Direct Deposit Voids             0.00    EMPLOYEE TAXES                                 Sub-Total                        0.00
   CheckPro Voids                   0.00    Social Security - Employer       37,322.82
   Manual Voids                     0.00    Federal Medicare - Employer      25,546.70    TOTAL                           103.08
   Adjustment Voids                 0.00    Federal Unemployment                 75.41    --------------------------------------
Direct Deposits             1,109,247.36     Sub-Total                       62,944.93
Taxes                         544,806.49
Third Party Checks              7,179.10    TOTAL                           453,135.30
Third Party Manual Checks       1,335.50    ------------------------------------------

TOTAL                       1,763,259.04
----------------------------------------

Our records show that your taxes will be processed by Power Tax.

An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 12/31/2002.

Total funds required for this payroll (paychecks tax
 liabilities & 3rd party checks minus memo entries):             1,696,714.56

Tax liabilities minus memo entries:                                544,806.49

                                MOR-1 Exhibit 1

PRGN-PSI-Peregrine Systems, Inc.               Advice of Debit          Control # 052A/1226/1701                 PROBUSINESS
Report Date 12/26/2002 Page 001 Paygroup 1                              Check Date 12/31/2002 Period        12/16/2002-12/31/2002

PROBUSINESS                                           4125 Hopyard Dr. Pleasanton, CA 94588                       (925) 734-9990

              PAYROLL                                    FEDERAL                                        ALABAMA
------------------------------------    ------------------------------------------     ------------------------------------------
Paychecks                  39,019.44    EMPLOYEE TAXES                                 EMPLOYEE TAXES
Manuals                    88,236.13    Federal Income Tax              433,841.75     Income Tax                          103.08
  CheckPro Manuals         88,236.13    Social Secruity (FICA)           35,494.44      Sub-Total                          103.08
  Manual Check Manuals          0.00    Federal Medicare                 30,313.13
  Adj Check Manuals             0.00    Advanced Earned Income Credit         0.00     EMPLOYER TAXES
Voids:                          0.00      Sub-Total                     499,649.32     Unemployment                          0.00
  Paycheck Voids                0.00                                                   Employment Security Assessment        0.00
  Direct Deposit Voids          0.00    EMPLOYER TAXES                                   Sub-Total                           0.00
  CheckPro Voids                0.00    Social Security - Employer       35,494.44
  Manual Voids                  0.00    Federal Medicare - Employer      30,313.13      TOTAL                              103.08
  Adjustment Voids              0.00    Federal Unemployment                 95.01     ------------------------------------------
Direct Deposit          1,293,661.36      Sub-Total                      65,902.58
Taxes                     676,826.33
Third Party Checks          6,978.56    TOTAL                           565,551.90
                                        ------------------------------------------
TOTAL                   2,104,721.82
------------------------------------

Our records show that your taxes will be processed by Power Tax.

An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

The Taxes shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 12/31/2002.

Total funds required for this payroll (paychecks, tax liability &
 3rd party checks minus memo entries):                             2,016,485.69

Tax liabilities minus memo entries:                                  676,826.39

                                MOR-1 Exhibit 1

PRGN-PSI-Peregrine Systems, Inc.                     Advice of Debit            Control # 053A/1231/1349          PROBUSINESS
Report Date 12/31/2002 Page 001 Paygroup 1                                      Check Date 12/31/2002 Period   10/01/2002-12/31/2002

PROBUSINESS                   4125 Hopyard Dr. Pleasanton, CA 94588                                                 (925) 734-9990

          PAYROLL                                        FEDERAL                                  CALIFORNIA
-----------------------------------     ------------------------------------------     ---------------------------------
Paychecks                     0.00      EMPLOYEE TAXES                                  EMPLOYEE TAXES
Manuals                  30,413.85      Federal Income Tax                9,587.27      Income Tax              1,518.40
  CheckPro Manuals       40,413.85      Social Secruity (FICA)            2,169.69      State Disability          342.30
  Manual Check Manuals        0.00      Federal Medicare                  2,686.31        Sub-Total             1,860.70
  Adj Check Manuals           0.00      Advanced Earned Income Credit         0.00
Voids:                   (3,037.23)       Sub-Total                      14,443.27      EMPLOYER TAXES
  Paycheck Voids              0.00                                                      Unemployment              182.00
  Direct Deposit Voids   (3,037.23)     EMPLOYER TAXES                                  EE Training Fund            7.00
  CheckPro Voids              0.00      Social Security - Employer        2,169.69        Sub-Total               189.00
  Manual Voids                0.00      Federal Medicare - Employer       2,686.31
  Adjustment Voids            0.00      Federal Unemployment                 56.00      TOTAL                   2,049.70
Direct Deposit                0.00        Sub-Total                       4,912.00      --------------------------------
Taxes                    22,001.44
                                        TOTAL                            19,355.27
                                        ------------------------------------------
TOTAL                    49,378.06
----------------------------------

Our records show that your taxes will be processed by Power Tax.

An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 12/31/2002.

Total funds required for this payroll (paychecks &
  tax liabilities minus memo entries):              22,001.44

Tax liabilities minus memo entries:                 22,001.44

                                MOR-1 Exhibit 1

PRGN-PSI-Peregrine Systems Inc.                    Advice of Debit         Control # 053A/0103/1244          PROBUSINESS
Report Date 01/03/2003 Page 001 Paygroup 1                                 Check Date 12/31/2002 Period   10/01/2002-12/31/2002

PROBUSINESS                           4125 Hopyard Dr. Pleasanton, CA 94588                                    (925) 734-9990

               PAYROLL                                      FEDERAL                                     CALIFORNIA
-------------------------------------       ------------------------------------------       -----------------------------
Paychecks                    2,658.58       EMPLOYEE TAXES                                   EMPLOYEE TAXES
Manuals                          0.00       Federal Income Tax                  385.13       Income Tax             103.59
  CheckPro Manuals               0.00       Social Secruity (FICA)              178.12       State Disability        25.85
  Manual Check Manuals           0.00       Federal Medicare                     41.66         Sub-Total            129.44
  Adj Check Manuals              0.00       Advanced Earned Income Credit         0.00
Voids:                           0.00         Sub-Total                         604.91       EMPLOYER TAXES
  Paycheck Voids                 0.00                                                        Unemployment             0.00
  Direct Deposit Voids           0.00       EMPLOYER TAXES                                   EE Training Fund         0.00
  CheckPro Voids                 0.00       Social Security - Employer          178.12         Sub-Total              0.00
  Manual Voids                   0.00       Federal Medicare - Employer           41.66
  Adjustment Voids               0.00       Federal Unemployment                  0.00       TOTAL                  129.44
Direct Deposit                   0.00         Sub-Total                         219.78       -----------------------------
Taxes                          954.13
                                            TOTAL                               824.69
                                            ------------------------------------------
TOTAL                        3,612.71
-------------------------------------

Our records show that your taxes will be processed by Power Tax.

An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 12/31/2002.

Total fund required for this payroll (paychecks &
 tax liabilities minus memo entries):                 3,612.71

Tax liabilities minus memo entries                      954.13

                       MOR-1 Exhibit 1

                             PEREGRINE SYSTEMS, INC.
                              CASE NO. 02-12740-JKF
                             STATEMENT OF OPERATIONS
                    FOR THE PERIOD OF 12/1/2002 - 12/31/2002

                                                                      FOR PERIOD           TOTAL POST FILING
                                                                  12/1/02 - 12/31/02       (9/23/02-12/31/02)
                                                                  ------------------       ------------------
REVENUES:
        Licenses                                                    $    4,745,837          $     8,102,217
        Maintenance                                                      3,766,702               14,576,998
        Services                                                         1,458,911                4,892,579
                                                                    --------------          ---------------
                 TOTAL REVENUE:                                          9,971,450               27,571,794

COSTS AND EXPENSES:
   Cost of licenses and hardware                                            92,403                  286,162
   Cost of Maintenance                                                     726,087                2,395,903
   Cost of Services                                                        900,591                3,977,718
   Sales                                                                 3,259,119                7,349,081
   Marketing                                                               444,395                1,404,196
   Product Marketing                                                        68,080                  381,259
   Development                                                           1,424,709                4,619,133
   General & administrative                                              6,550,087               23,636,362
                                                                    --------------          ---------------
           TOTAL COSTS AND EXPENSES:                                    13,465,471               44,049,814
                                                                    --------------          ---------------
           OPERATING INCOME (LOSS)                                      (3,494,021)             (16,478,020)

OTHER INCOME AND EXPENSES:

    Interest income (expenses)                                            (262,786)(1)             (463,124)
    Other income (expenses)                                                 18,568                   83,423
                                                                    --------------          ---------------
           INCOME (LOSS) BEFORE REORGANIZATION ITEMS                    (3,738,239)             (16,857,722)
                                                                    --------------          ---------------
REORGANIZATION ITEMS:
    Professional Fees                                                       62,917                  520,498
    U.S. Trustee Quarterly Fees                                             10,000                   20,000
    (Gain) Loss from Sale of Assets                                    527,356,193 (2)          916,660,423 (3)
    Other Reorganization Expenses                                                                         -
                                                                    --------------          ---------------
           Total Reorganization Items                                  527,429,110              917,200,921
    Income tax benefit (expense)                                                 -                        -
                                                                    --------------          ---------------
NET INCOME/(LOSS)                                                   $ (531,167,349)         $  (934,058,643)
                                                                    --------------          ---------------

NOTES:

(1) Interest expense reported for the Debtor is interest expense for the consolidated group of Debtor and Debtor affiliates. It has not been allocated to Debtor affiliates for reporting purposes.

(2) During December 2002, Debtor recognized a loss of approximately $1.9 million related to the sale of the Telco business unit, a loss of approximately $0.5 million related to the sale of the XOL product set, and an additional loss of approximately $525.0 million related to the November 2002 sale of the Peregrine Remedy. The November calculation was preliminary and included forgiveness of intercompany payable balances owed by the Debtor to Peregrine Remedy. In December, the Debtor reinstated the intercompany payables and recognized a corresponding increase in the original loss booked. See Note 2 re:intercompany payables on Debtor's MOR-3. It is possible that there may be further changes to the loss calculation pending the completion of the FYE March 31, 2002 audit, which is still in process.

(3) Cumulative loss from sales of assets consists of approximately $914.3 million related to the sale of Peregrine Remedy in November 2002 and approximately $2.4 million related to the sales of the Telco business unit and XOL product set in December 2002.

                                                                      FORM MOR-2

                             PEREGRINE SYSTEMS, INC.
                              CASE NO. 02-12740-JKF
                                  BALANCE SHEET
                             AS OF DECEMBER 31, 2002

                                                                               12/31/02
                                                                            ---------------
                                                                                  (1)
                        ASSETS

CURRENT ASSETS
        Cash and cash equivalents                                           $  153,808,470
        Trade receivable, net of allowance                                      38,041,809
        Financed and other receivables                                          96,756,137
        Other current assets                                                    18,439,014
                                                                            --------------
                    Total Current Assets                                       307,045,431

PROPERTY AND EQUIPMENT, NET                                                     25,263,678

OTHER ASSETS
        Intercompany receivables                                               204,165,070
        Financed and other receivables - LT                                     18,499,926
        Goodwill                                                                95,053,879
        Other intangible assets, investments and other, net                     79,617,584
                                                                            --------------
                    TOTAL ASSETS                                            $  729,645,569
                                                                            ==============

         LIABILITIES & STOCKHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
        Accounts payable                                                    $    3,769,262
        Accrued payroll expenses                                                 4,548,975
        Accrued expenses                                                         5,519,451
        Deferred revenue                                                        44,113,486
        Intercompany payables                                                  135,057,347 (2)
                                                                            --------------
                    Total Postpetition Liabilities                             193,008,521

LIABILITIES SUBJECT TO COMPROMISE (PREPETITION)
        Secured Debt:
              Proceeds from financed A/R payable to Banks                       87,844,000
              Long-term debt                                                       365,570
        Priority Debt:
              Accrued income taxes                                              24,675,967
        Unsecured Debt:
              Accounts payable                                                  46,905,037
              Intercompany payables                                            345,868,295 (2)
              Convertible subordinated notes                                   264,194,796
                                                                            --------------
                    Total Pre-Petition Liabilities                             769,853,666

STOCKHOLDERS' EQUITY
        Common stock                                                               410,656
        Additional paid-in capital                                           3,266,312,210
        Treasury stock                                                         (10,342,579)
        Equity in subsidiaries                                                   2,817,246
        Accumulated deficit pre-petition                                    (2,538,089,031)(3)
        Accumulated deficit postpetition                                      (934,058,643)
        Adjustments to Stockholders equity:
              Deferred compensation                                            (14,569,574)
              Cumulative translation adjustment                                   (395,294)
              Other Comprehensive Income                                        (5,301,610)
                                                                            --------------
                    Total Stockholders' Equity                                (233,216,618)

                                                                            --------------
                    TOTAL LIABILITIES & EQUITY                              $  729,645,569
                                                                            ==============

NOTES:

(1) Balances are subject to restatement pursuant to the completion of FYE March 31, 2002 audit, which is still in process.

(2) Intercompany payable balances related to Peregrine Remedy were reinstated in December. See Note 2 on Debtor's MOR-2.

(3) Pre-petition retained deficit has increased by approximately $1.6 million due to corrections of certain liability balances that were estimates as of the petition date.

                                                                      FORM MOR-3

IN RE: PEREGRINE SYSTEMS, INC.             CASE NO. 02-12740-JKF
                  Debtor                   REPORTING PERIOD: 12/1/02 - 12/31/02

                          STATUS OF POSTPETITION TAXES

The status of postpetition taxes is addressed in the attached Attestation Letter. No Federal tax returns were filed during this period.

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Aged listing of accounts payable available upon request.

                                                                         NUMBER OF DAYS PAST DUE
                                                Current          0-30         31-60      61-90      Over 90       Total
Accounts Payable                             $   3,651,454    $  117,808       $0          $0                  $  3,769,262
Accrued payroll expenses                         4,548,975                                                        4,548,975
Accrued expenses                                 5,519,451                                                        5,519,451
Taxes Payable                                                                                                             -
Rent/Leases-Building                                                                                                      -
Rent/Leases-Equipment                                                                                                     -
Secured Debt/Adequate Protection Payments                                                                                 -
Professional Fees                                                                                                         -
Amounts Due to Insiders*                                                                                                  -
Deferred Revenue                                44,113,486                                                       44,113,486
Intercompany payable                           135,057,347                                                      135,057,347
Revolving Debt Loan                                                                                                       -
                                             ------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                     $ 192,890,713    $  117,808       $0          $0          $0      $193,008,521
                                             ==============================================================================

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

0-30 days amount relates to the following: 1) $102K legal expense posted incorrectly and should have gone against the retainer; 2) $6K in dispute (no longer using service) with Get-Paid; 3) $10K in dispute for Club One (closed fitness center);

*"Insider" is defined in 11 U.S.C. Section 101(31).                   FORM MOR-4
                                                                      (9/99)

IN RE PEREGRINE SYSTEMS, INC.                         Case No. 02-12740-JKF
                    Debtor                            Reporting Period: 12/31/02

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                                AMOUNT
Total Accounts Receivable at the beginning of the reporting period              40,020,697
+ Amounts billed during the period                                               8,604,790
- Amounts collected during the period                                           (3,220,182)
Total Accounts Receivable at the end of the reporting period                    45,405,305

ACCOUNTS RECEIVABLE AGING                                                        AMOUNT
0 - 30 days old                                                                 21,279,304
31 - 60 days old                                                                 5,572,311
61 - 90 days old                                                                 3,826,698
91+ days old                                                                    14,726,991
Total Accounts Receivable                                                       45,405,304
Amount considered uncollectible (Bad Debt)                                       7,363,496
Accounts Receivable (Net)                                                       38,041,809

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                    YES               NO
1.  Have any assets been sold or transferred outside the normal course of business               X
    this reporting period? If yes, provide an explanation below. (SEE NOTE 1)
2.  Have any funds been disbursed from any account other than a debtor in possession             X
    account this reporting period? If yes, provide an explanation below. (SEE NOTE 2)
3.  Have all postpetition tax returns been timely filed? If no, provide an explanation           X
    below.
4.  Are workers compensation, general liability and other necessary insurance                    X
    coverages in effect? If no, provide an explanation below.

NOTE:

(1) On 12/19/02, Debtor entered into an agreement with a third party to sell the assets of its Telco business units for cash proceeds of $2.55 million and on 12/23/02, the Debtor entered into an agreement with a third party to sell its XOL product set to a third party.

(2) Disbursements from non-DIP accounts have been made pursuant to a Bankruptcy Court order.

                                                                      FORM MOR-5
                                                                      (9/99)